EXHIBIT 99.1
------------


AMLI                                      125 South Wacker Drive
RESIDENTIAL                               Chicago, Illinois 60606

                                          Phone:      312.443.1477
                                          Fax:        312.443.0909
                                          www.amli.com

PRESS RELEASE

FOR IMMEDIATE RELEASE
---------------------

April 26, 2005                      For More Information, Contact:

                                    Robert J. Chapman,
                                    Chief Financial Officer
                                    (312) 984-6845



                  AMLI RESIDENTIAL ANNOUNCES FIRST QUARTER
                   OPERATING RESULTS AND DECLARES DIVIDEND

-------------------------------------------------------------------------

(CHICAGO, IL) AMLI RESIDENTIAL PROPERTIES TRUST (NYSE: AML) announces today operating results for the first quarter ended March 31, 2005.


EARNINGS
--------

Net income for the quarter ended March 31, 2005 was $22,411,000 as compared to $6,719,000 for the quarter ended March 31, 2004, an increase of 233.5%. Diluted Earnings Per Share ("EPS") for the quarter ended March 31, 2005 was $0.76 compared to $0.21 for the same period a year earlier, an increase of 261.9%. The primary reason for the substantial increase in earnings between the years was that AMLI recognized $22,938,000, or $0.85 per share, of gain from the sales of three communities in the first quarter of 2005 compared to the first quarter of 2004 when AMLI recognized $2,648,000, or $0.10 per share, from the sale of an interest in a community owned by a joint venture partnership.

Funds From Operations ("FFO") for the first quarter 2005 were $13,277,000, or $0.43 per common share, compared to $15,678,000, or $0.56 per common share, for the first quarter 2004, a per share decrease of 23.2%. Actual results for the first quarter were consistent with AMLI's most recent guidance and First Call's most recent estimate.

"The first quarter's results were as we expected," commented Robert J. Chapman, AMLI Chief Financial Officer. "Additionally, we are reaffirming our prior guidance for the remaining three quarters of the year."


FIRST QUARTER ACTIVITIES
------------------------

During the first quarter, AMLI purchased AMLI at Lantana Hills (264 apartments) in Austin, Texas and AMLI at McGinnis Ferry (696 apartments) in Gwinnett County, Georgia. The Company also sold AMLI at Chase Oaks (250 apartments) and AMLI at Bent Tree (500 apartments), both in Dallas, Texas and AMLI in Great Hills (344 apartments) in Austin, Texas. AMLI also completed the initial lease-up and stabilization of AMLI at Walnut Creek (460 apartments) in Austin, Texas.

SAME COMMUNITY RESULTS
----------------------

On a combined same community basis, which includes both wholly-owned and co-investment communities (at 100%), for the quarter ended March 31, 2005 versus the prior year's comparable quarter, total community revenue remained unchanged (reflecting an increase in weighted average occupancy to 92.9% from 92.6% and a decrease in weighted average collected revenue per occupied unit of 0.5%), operating expenses increased by 4.0%, and net operating income ("NOI") decreased by 2.6%.

Comparing the first quarter of 2005 to the preceding quarter, total community revenue decreased by 0.9% (reflecting a decrease in weighted average occupancy of 0.7% from 93.6% and a decrease in weighted average collected revenue per occupied unit of 0.2%), operating expenses increased 1.4%, and NOI decreased 2.5%.


OUTLOOK
-------

AMLI's current expectation for FFO for the full year 2005 remains in the range of $1.96 to $2.08 per share (generally plus or minus $0.02 per share per quarter based on the current mid-range estimates of $$0.51, $0.53, and $0.55 per share per quarter and a mid-point of $2.02 per share).

The following chart reconciles AMLI's current FFO per share guidance to
EPS:
                         Actual                                   Full
                           Q1        Q2        Q3        Q4       Year
                        -------   -------   -------   -------   -------

EPS per Common Share     $ 0.76    $ 0.21    $ 2.62    $ 0.17    $ 3.74

Gains on Sales          ($ 0.85)  ($ 0.19)  ($ 2.58)  ($ 0.00)  ($ 3.62)

Depreciation             $ 0.45    $ 0.43    $ 0.40    $ 0.34    $ 1.63

Adjustment for
  Preferred Shares       $ 0.07    $ 0.06    $ 0.09    $ 0.04    $ 0.27

FFO per Share            $ 0.43    $ 0.51    $ 0.53    $ 0.55    $ 2.02

    Note: "Gains on sales" and "depreciation" include AMLI's shares from co-investment partnerships.


DIVIDEND
--------

Yesterday, the Board of Trustees declared a quarterly dividend of $0.48 per common share. This dividend is payable on May 17, 2005 to all common shareholders of record as of May 6, 2005 and is based on an annual dividend rate of $1.92 per common share.


SHAREHOLDER MEETING
-------------------

Yesterday at the Company's annual meeting of shareholders, Bruce P. Bickner, Laura D. Gates, Marc S. Heilweil and Gregory T. Mutz were elected to serve as members of AMLI's Board of Trustees. In other business, the proposal to amend the Company's Declaration of Trust to eliminate the classification of Board of Trustees passed, and the appointment of KPMG LLP as AMLI's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2005 was ratified.

CONFERENCE CALL
---------------

AMLI will hold a conference call on Wednesday, April 27, 2005 at 3:30 p.m. Eastern Time. The toll-free number for the call is (800) 500-0177 -
Passcode: AMLI, and should be accessed approximately 5 minutes prior to conference time. A live webcast of the conference call will also be available in the 'Company Info' section on AMLI's website (www.amli.com/comp/) and at www.streetevents.com. Additionally, an on-line replay of the webcast will be available for 60 days following the call.


SUPPLEMENTAL INFORMATION
------------------------

AMLI produces Quarterly Supplemental Information that provides detailed information regarding the Company's activities during the quarter. The First Quarter Supplemental Information is available in the 'Company Info' section on our website (www.amli.com/comp/) under 'Shareholder Reports.'


DEFINITIONS
-----------

This press release and the Quarterly Supplemental Information described above contain certain non-GAAP ("Generally Accepted Accounting Principles") information that is generally provided by most publicly-traded residential REITs. AMLI uses this information internally to measure its performance and/or liquidity and to compare its performance to other REITs in its peer group, and believes that this information may be of interest and use to the investment community for the same reason.

Except where indicated, community revenue, community expenses, net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA") are computed based on various line items included in our consolidated statements of income prepared in accordance with GAAP. Where indicated, this information is presented on a basis that includes AMLI's proportionate share of the non-GAAP financial measures of its co-investment partnerships.

Reconciliations of all non-GAAP financial measures to GAAP financial measures are included in the Company's Quarterly Supplemental Financial information, primarily pages 18 and 19.

EBITDA is NOI (including AMLI's proportionate share of the NOI of its co-investment partnerships) plus all fees and interest income and income from the Service Companies and gains or losses from sales or valuation of land and other income, less general and administration expense.

FUNDS FROM OPERATIONS ("FFO") is EBITDA less interest expense (including AMLI's proportionate share of the interest expense of its co-investment partnerships and amortization of deferred financing expense) and any income taxes. FFO computed in this manner is equal to FFO as defined in NAREIT's white paper, which definition is "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures."

Additional definitions can be found in the Quarterly Supplemental
Information.

ABOUT AMLI
----------

The AMLI<registered trademark> portfolio currently includes 74 apartment communities containing 27,920 apartment homes, with an additional 1,394 apartment homes under development or in lease-up in four locations. AMLI is focused on the development, acquisition and management of institutional quality multifamily communities in the Southeast, Southwest, Midwest and Mountain regions of the U.S. AMLI Residential also serves as institutional advisor and asset manager for large pension funds, tax-exempt foundations and other financial institutions through AMLI's co-investment business. AMLI employs approximately 850 people who are dedicated to achieving AMLI's mission--Provide An Outstanding Living Environment For Our Residents. More information on AMLI is available at www.amli.com.


FORWARD-LOOKING STATEMENTS
--------------------------

Certain matters discussed in this press release are forward-looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.

Forward-looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters.

The Company does not assure the future results or outcome of the matters described in forward-looking statements; rather, these statements merely reflect the Company's current expectations of the approximate outcomes of the matters discussed. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control. The reader is cautioned to make his/her own judgment with regard to the statements discussed in this press release and the assumption noted by the Company herein.

The Company is making forward-looking statements because it believes investors, analysts and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of its future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them.

Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward-looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risks detailed from time to time in the Company's SEC reports, including the annual report on form 10-K for the year ended December 31, 2004.


                                #   #   #   #

EXHIBIT 99.2
------------




                                    AMLI

                                 RESIDENTIAL

        ------------------------------------------------------------

                             FIRST QUARTER 2005
                  SUPPLEMENTAL OPERATING AND FINANCIAL DATA

        ------------------------------------------------------------




              [ graphics indicating property / caption reading
     "AMLI at McGinnis Ferry (Atlanta) & AMLI at Lantana Hills (Austin)
                        Acquired First Quarter 2005 ]



                      AMLI RESIDENTIAL PROPERTIES TRUST

                           125 South Wacker Drive

                           Chicago, Illinois 60606

                            Phone: (312) 443-1477

                            Fax:  (312) 443-0909

                                www.amli.com
                                ------------


Certain matters discussed in this supplemental package and the conference call held in connection herewith are forward looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters. The Company is making forward looking statements because it believes that investors, analysts, and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them. Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risk detailed from time to time in the Company's SEC reports, including the annual report on Form 10-K for the year ended December 31, 2004.

                                    AMLI
                                 RESIDENTIAL


                                                       TABLE OF CONTENTS

                                                                    Page
                                                                    ----
SUMMARY INFORMATION

  Description of AMLI and Investor Information . . . . . . . . . .     1
  Earnings Release . . . . . . . . . . . . . . . . . . . . . . . .     2
  Selected Financial and Operating Information . . . . . . . . . .     6
  Funds From Operations. . . . . . . . . . . . . . . . . . . . . .    14
  Statements of Operations . . . . . . . . . . . . . . . . . . . .    16
  Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . .    19


DEBT AND PREFERRED SHARES

  Debt and Preferred Shares Summary. . . . . . . . . . . . . . . .    22
  Debt Maturities. . . . . . . . . . . . . . . . . . . . . . . . .    25


SAME STORE AND NOI DATA

  Quarterly Comparison of Same Store Communities . . . . . . . . .    27
  Quarterly Comparison of Components of NOI. . . . . . . . . . . .    40


OTHER DATA

  Co-Investment Compensation . . . . . . . . . . . . . . . . . . .    43
  Service Companies Financial Information. . . . . . . . . . . . .    44


PORTFOLIO

  Stabilized Communities . . . . . . . . . . . . . . . . . . . . .    48
  Development Summary. . . . . . . . . . . . . . . . . . . . . . .    54
  Land Held for Development or Sale. . . . . . . . . . . . . . . .    58
  Acquisition and Disposition Summary. . . . . . . . . . . . . . .    59


NON-GAAP FINANCIAL MEASURES

  Definition of Non-GAAP Financial Measures. . . . . . . . . . . .    61
  Reconciliation Between Net Income and FFO and AFFO . . . . . . .    63
  Reconciliation Between Net Income and Consolidated NOI . . . . .    65




















First Quarter 2005
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL



                             COMPANY DESCRIPTION
                            INVESTOR INFORMATION


AMLI Residential (or AMLI) is an integrated, self-managed real estate operating company that was formed in February 1994 to continue and expand the multifamily property business previously conducted by AMLI Realty Co., our predecessor company, which has been in business since 1980. AMLI is structured as an UPREIT, or umbrella partnership real estate investment trust, and we own interests in properties and conduct our business through AMLI Residential Properties, L.P., (the Operating Partnership or OP). The sole general partner of the OP is AMLI Residential Properties Trust, the public company whose shares of beneficial interest are traded on the NYSE under the symbol "AML."

Our business is the development, acquisition and management of upscale apartment communities in the Southeast, Southwest, Midwest and Mountain regions of the United States. We also serve as an institutional advisor and asset manager for domestic and international, tax-exempt and taxable investors in connection with our joint venture co-investment business. A summary schedule of our investment communities is included in this Supplement.

We operate all of our communities under the AMLI [registered trademark] brand name, representing our commitment to high quality, exceptional service and superior value. We have corporate offices in Atlanta, Dallas, Indianapolis and Kansas City, in addition to our main office in Chicago. We employ approximately 850 people who are dedicated to our mission ... To Provide an Outstanding Living Environment For Our Residents.

For additional information on AMLI, please visit our website at www.amli.com.

The following information is presented as a supplement to our other public reporting, including our Form 10-Q and Form 10-K, both of which can be found on our website or through the SEC's EDGAR database. We hope that the information contained herein is helpful to you. We encourage your feedback and any suggestions, which you believe will help us provide better disclosure to you. Please contact either of:

      Robert Chapman
      Executive Vice President
        & CFO                       312.984.6845      rchapman@amli.com

      Sue Bersh
      Vice President -
        Corporate Communications    312.984.2607      sbersh@amli.com


Thank you for your interest in AMLI Residential.



                                     AML
                                   LISTED
                                    NYSE









First Quarter 2005                                              Page 1
Supplemental Information             AMLI Residential Properties Trust

                                          125 South Wacker Drive
AMLI RESIDENTIAL                          Suite 3100
                                          Chicago, Illinois 60606

                                          Phone:      312.443.1477
                                          Fax:        312.443.0909
                                          www.amli.com

PRESS RELEASE

FOR IMMEDIATE RELEASE
---------------------

April 26, 2005                      For More Information, Contact:

                                    Robert J. Chapman,
                                    Chief Financial Officer
                                    (312) 984-6845


                  AMLI RESIDENTIAL ANNOUNCES FIRST QUARTER
                   OPERATING RESULTS AND DECLARES DIVIDEND


-------------------------------------------------------------------------

(CHICAGO, IL) AMLI RESIDENTIAL PROPERTIES TRUST (NYSE: AML) announces today operating results for the first quarter ended March 31, 2005.


EARNINGS
--------

Net income for the quarter ended March 31, 2005 was $22,411,000 as compared to $6,719,000 for the quarter ended March 31, 2004, an increase of 233.5%. Diluted Earnings Per Share ("EPS") for the quarter ended March 31, 2005 was $0.76 compared to $0.21 for the same period a year earlier, an increase of 261.9%. The primary reason for the substantial increase in earnings between the years was that AMLI recognized $22,938,000, or $0.85 per share, of gain from the sales of three communities in the first quarter of 2005 compared to the first quarter of 2004 when AMLI recognized $2,648,000, or $0.10 per share, from the sale of an interest in a community owned by a joint venture partnership.

Funds From Operations ("FFO") for the first quarter 2005 were $13,277,000, or $0.43 per common share, compared to $15,678,000, or $0.56 per common share, for the first quarter 2004, a per share decrease of 23.2%. Actual results for the first quarter were consistent with AMLI's most recent guidance and First Call's most recent estimate.

"The first quarter's results were as we expected," commented Robert J. Chapman, AMLI Chief Financial Officer. "Additionally, we are reaffirming our prior guidance for the remaining three quarters of the year."


FIRST QUARTER ACTIVITIES
------------------------

During the first quarter, AMLI purchased AMLI at Lantana Hills (264 apartments) in Austin, Texas and AMLI at McGinnis Ferry (696 apartments) in Gwinnett County, Georgia. The Company also sold AMLI at Chase Oaks (250 apartments) and AMLI at Bent Tree (500 apartments), both in Dallas, Texas and AMLI in Great Hills (344 apartments) in Austin, Texas. AMLI also completed the initial lease-up and stabilization of AMLI at Walnut Creek (460 apartments) in Austin, Texas.




First Quarter 2005                                              Page 2
Supplemental Information             AMLI Residential Properties Trust

SAME COMMUNITY RESULTS
----------------------

On a combined same community basis, which includes both wholly-owned and co-investment communities (at 100%), for the quarter ended March 31, 2005 versus the prior year's comparable quarter, total community revenue remained unchanged (reflecting an increase in weighted average occupancy to 92.9% from 92.6% and a decrease in weighted average collected revenue per occupied unit of 0.5%), operating expenses increased by 4.0%, and net operating income ("NOI") decreased by 2.6%.

Comparing the first quarter of 2005 to the preceding quarter, total community revenue decreased by 0.9% (reflecting a decrease in weighted average occupancy of 0.7% from 93.6% and a decrease in weighted average collected revenue per occupied unit of 0.2%), operating expenses increased 1.4%, and NOI decreased 2.5%.


OUTLOOK
-------

AMLI's current expectation for FFO for the full year 2005 remains in the range of $1.96 to $2.08 per share (generally plus or minus $0.02 per share per quarter based on the current mid-range estimates of $$0.51, $0.53, and $0.55 per share per quarter and a mid-point of $2.02 per share).

The following chart reconciles AMLI's current FFO per share guidance to
EPS:
                         Actual                                   Full
                           Q1        Q2        Q3        Q4       Year
                        -------   -------   -------   -------   -------

EPS per Common Share     $ 0.76    $ 0.21    $ 2.62    $ 0.17    $ 3.74

Gains on Sales          ($ 0.85)  ($ 0.19)  ($ 2.58)  ($ 0.00)  ($ 3.62)

Depreciation             $ 0.45    $ 0.43    $ 0.40    $ 0.34    $ 1.63

Adjustment for
  Preferred Shares       $ 0.07    $ 0.06    $ 0.09    $ 0.04    $ 0.27

FFO per Share            $ 0.43    $ 0.51    $ 0.53    $ 0.55    $ 2.02

    Note: "Gains on sales" and "depreciation" include AMLI's shares from co-investment partnerships.


DIVIDEND
--------

Yesterday, the Board of Trustees declared a quarterly dividend of $0.48 per common share. This dividend is payable on May 17, 2005 to all common shareholders of record as of May 6, 2005 and is based on an annual dividend rate of $1.92 per common share.


SHAREHOLDER MEETING
-------------------

Yesterday at the Company's annual meeting of shareholders, Bruce P. Bickner, Laura D. Gates, Marc S. Heilweil and Gregory T. Mutz were elected to serve as members of AMLI's Board of Trustees. In other business, the proposal to amend the Company's Declaration of Trust to eliminate the classification of Board of Trustees passed, and the appointment of KPMG LLP as AMLI's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2005 was ratified.



First Quarter 2005                                              Page 3
Supplemental Information             AMLI Residential Properties Trust

CONFERENCE CALL
---------------

AMLI will hold a conference call on Wednesday, April 27, 2005 at 3:30 p.m. Eastern Time. The toll-free number for the call is (800) 500-0177 -
Passcode: AMLI, and should be accessed approximately 5 minutes prior to conference time. A live webcast of the conference call will also be available in the 'Company Info' section on AMLI's website (www.amli.com/comp/) and at www.streetevents.com. Additionally, an on-line replay of the webcast will be available for 60 days following the call.


SUPPLEMENTAL INFORMATION
------------------------

AMLI produces Quarterly Supplemental Information that provides detailed information regarding the Company's activities during the quarter. The First Quarter Supplemental Information is available in the 'Company Info' section on our website (www.amli.com/comp/) under 'Shareholder Reports.'


DEFINITIONS
-----------

This press release and the Quarterly Supplemental Information described above contain certain non-GAAP ("Generally Accepted Accounting Principles") information that is generally provided by most publicly-traded residential REITs. AMLI uses this information internally to measure its performance and/or liquidity and to compare its performance to other REITs in its peer group, and believes that this information may be of interest and use to the investment community for the same reason.

Except where indicated, community revenue, community expenses, net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA") are computed based on various line items included in our consolidated statements of income prepared in accordance with GAAP. Where indicated, this information is presented on a basis that includes AMLI's proportionate share of the non-GAAP financial measures of its co-investment partnerships.

Reconciliations of all non-GAAP financial measures to GAAP financial measures are included in the Company's Quarterly Supplemental Financial information, primarily pages 18 and 19.

EBITDA is NOI (including AMLI's proportionate share of the NOI of its co-investment partnerships) plus all fees and interest income and income from the Service Companies and gains or losses from sales or valuation of land and other income, less general and administration expense.

FUNDS FROM OPERATIONS ("FFO") is EBITDA less interest expense (including AMLI's proportionate share of the interest expense of its co-investment partnerships and amortization of deferred financing expense) and any income taxes. FFO computed in this manner is equal to FFO as defined in NAREIT's white paper, which definition is "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures."

Additional definitions can be found in the Quarterly Supplemental
Information.









First Quarter 2005                                              Page 4
Supplemental Information             AMLI Residential Properties Trust

ABOUT AMLI
----------

The AMLI<registered trademark> portfolio currently includes 74 apartment communities containing 27,920 apartment homes, with an additional 1,394 apartment homes under development or in lease-up in four locations. AMLI is focused on the development, acquisition and management of institutional quality multifamily communities in the Southeast, Southwest, Midwest and Mountain regions of the U.S. AMLI Residential also serves as institutional advisor and asset manager for large pension funds, tax-exempt foundations and other financial institutions through AMLI's co-investment business. AMLI employs approximately 850 people who are dedicated to achieving AMLI's mission--Provide An Outstanding Living Environment For Our Residents. More information on AMLI is available at www.amli.com.


FORWARD-LOOKING STATEMENTS
--------------------------

Certain matters discussed in this press release are forward-looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.

Forward-looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters.

The Company does not assure the future results or outcome of the matters described in forward-looking statements; rather, these statements merely reflect the Company's current expectations of the approximate outcomes of the matters discussed. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control. The reader is cautioned to make his/her own judgment with regard to the statements discussed in this press release and the assumption noted by the Company herein.

The Company is making forward-looking statements because it believes investors, analysts and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of its future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them.

Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward-looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risks detailed from time to time in the Company's SEC reports, including the annual report on form 10-K for the year ended December 31, 2004.


                                #   #   #   #










First Quarter 2005                                              Page 5
Supplemental Information             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                  SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                          2005                                         2004
                      -------------------------------------------- --------------------------------------------
                                                                                               Jun 30
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30     (i)    Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

EARNINGS AND CASH FLOWS
-----------------------

EBITDA (a) . . . . . .$ 26,304                             $26,304  109,978   27,360   25,472   30,092   27,054
FFO. . . . . . . . . .  13,278                              13,278   60,646   14,295   13,576   17,097   15,678
AFFO . . . . . . . . .  12,024                              12,024   54,343   12,234   11,853   15,670   14,586
Net income . . . . . .  22,241                              22,411   62,425    1,168   12,234   42,304    6,719
Dividends (b). . . . .  14,926                              14,926   57,747   14,909   14,880   14,846   13,112


PER SHARE DATA -
DILUTED
----------------

FFO. . . . . . . . . .$   0.43                             $  0.43  $  2.01  $  0.46  $  0.44  $  0.55  $  0.56
AFFO . . . . . . . . .$   0.39                             $  0.39  $  1.80  $  0.39  $  0.38  $  0.51  $  0.52
Net income allocable
  to common shares . .$   0.76                             $  0.76  $  2.08  $ (0.03) $  0.41  $  1.45  $  0.21
Common dividends . . .$   0.48                             $  0.48  $  1.92  $  0.48  $  0.48  $  0.48  $  0.48
FFO payout ratio
  (based on per share
  amounts) . . . . . .    113%                                113%      96%     105%     110%      87%      85%
AFFO payout ratio
  (based on per share
  amounts) . . . . . .    125%                                125%     107%     123%     126%      95%      92%










First Quarter 2005                                                                                      Page 6
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)



                                          2005                                         2004
                      -------------------------------------------- --------------------------------------------
                                                                                               Jun 30
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30     (i)    Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NUMBER OF
APARTMENT HOMES
---------------

STABILIZED COMMUNITIES
----------------------

Wholly-owned . . . . .  16,316                              16,316   15,990   15,990   15,276   15,068   15,240
Partnerships . . . . .  11,604                              11,604   11,604   11,604   12,052   12,052   12,052
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        27,920                              27,920   27,594   27,594   27,328   27,120   27,292
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

COMMUNITIES UNDER
 DEVELOPMENT
 AND/OR LEASE-UP
-----------------

Wholly-owned . . . . .     360                                 360      820      820      820      820      782
Partnerships . . . . .   1,034                               1,034    1,034    1,034    1,034    1,034    1,034
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                         1,394                               1,394    1,854    1,854    1,854    1,854    1,816
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

Total. . . . . . . . .  29,314                              29,314   29,448   29,448   29,182   28,974   29,108
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========








See notes on following pages

First Quarter 2005                                                                                      Page 7
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                  SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                                                            2005
                                              ---------------------------------------------------------------
                                                  Year        Dec 31       Sep 30       Jun 30       Mar 31
                                              -----------  -----------  -----------  -----------  -----------
CAPITALIZATION
--------------

TOTAL ASSETS BEFORE DEPRECIATION
Consolidated (c) . . . . . . . . . . . . . .  $ 1,511,237                                           1,511,237

DEBT
Consolidated . . . . . . . . . . . . . . . .      688,235                                             688,235

SHARE INFORMATION
Common shares outstanding. . . . . . . . . .   25,615,956                                          25,615,956
Preferred shares outstanding (d) . . . . . .    3,925,000                                           3,925,000
Operating partnership units
 outstanding (e) . . . . . . . . . . . . . .    1,638,295                                           1,638,295
                                              -----------  -----------  -----------  -----------  -----------
    Total shares and units outstanding . . .   31,179,251                                          31,179,251
                                              -----------  -----------  -----------  -----------  -----------

Average Common Shares. . . . . . . . . . . .   25,425,391                                          25,425,391
Average Common and Preferred Shares
 and OP Units. . . . . . . . . . . . . . . .   30,989,789                                          30,989,789
                                              -----------  -----------  -----------  -----------  -----------

Share price, end of period . . . . . . . . .  $     27.39                                         $     27.39

Equity Market Capitalization . . . . . . . .      854,000                                             854,000

TOTAL MARKET CAPITALIZATION
Consolidated . . . . . . . . . . . . . . . .    1,542,234                                           1,542,234






First Quarter 2005                                                                                      Page 8
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                                                            2004
                                              ---------------------------------------------------------------
                                                  Year        Dec 31       Sep 30       Jun 30       Mar 31
                                              -----------  -----------  -----------  -----------  -----------

CAPITALIZATION
--------------

TOTAL ASSETS BEFORE DEPRECIATION
Consolidated (c) . . . . . . . . . . . . . .  $ 1,473,951    1,473,951    1,393,026    1,285,143    1,284,825

DEBT
Consolidated . . . . . . . . . . . . . . . .      653,901      653,901      576,477      476,449      496,583

SHARE INFORMATION
Common shares outstanding. . . . . . . . . .   25,525,564   25,525,564   25,405,377   25,341,652   25,289,725
Preferred shares outstanding (d) . . . . . .    3,925,000    3,925,000    3,925,000    3,925,000    3,925,000
Operating partnership units
 outstanding (e) . . . . . . . . . . . . . .    1,639,481    1,639,481    1,684,336    1,707,118    1,715,394
                                              -----------  -----------  -----------  -----------  -----------
    Total shares and units outstanding . . .   31,090,045   31,090,045   31,014,713   30,973,770   30,930,119
                                              -----------  -----------  -----------  -----------  -----------

Average Common Shares. . . . . . . . . . . .   24,563,094   25,462,780   25,386,897   25,306,317   22,077,441
Average Common and Preferred Shares
 and OP Units. . . . . . . . . . . . . . . .   30,199,707   31,057,256   30,998,529   30,941,004   27,783,836
                                              -----------  -----------  -----------  -----------  -----------

Share price, end of period . . . . . . . . .  $     32.00  $     32.00  $     31.55  $     29.34  $     28.25

Equity Market Capitalization . . . . . . . .      994,881      994,881      978,514      908,770      873,776

TOTAL MARKET CAPITALIZATION
Consolidated . . . . . . . . . . . . . . . .    1,648,783    1,648,783    1,554,991    1,385,219    1,370,359











First Quarter 2005                                                                                      Page 9
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                                                            2005
                                              ---------------------------------------------------------------
                                                  Year        Dec 31       Sep 30       Jun 30       Mar 31
                                              -----------  -----------  -----------  -----------  -----------

DEBT SERVICE (f)
----------------

INTEREST EXPENSE AND
 AMORTIZATION OF DEFERRED
 FINANCING COSTS
Consolidated . . . . . . . . . . . . . . . .  $     8,911                                               8,911

CAPITALIZED INTEREST
Consolidated . . . . . . . . . . . . . . . .          402                                                 402

SCHEDULED PRINCIPAL PAYMENTS
 (NORMAL AMORTIZATION)
Consolidated . . . . . . . . . . . . . . . .        1,680                                               1,680


























First Quarter 2005                                                                                     Page 10
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                                                            2004
                                              ---------------------------------------------------------------
                                                  Year        Dec 31       Sep 30       Jun 30       Mar 31
                                              -----------  -----------  -----------  -----------  -----------

DEBT SERVICE (f)
----------------

INTEREST EXPENSE AND
 AMORTIZATION OF DEFERRED
 FINANCING COSTS
Consolidated . . . . . . . . . . . . . . . .       33,222        8,713        7,701        9,551        7,257

CAPITALIZED INTEREST
Consolidated . . . . . . . . . . . . . . . .        1,260          239          260          296          465

SCHEDULED PRINCIPAL PAYMENTS
 (NORMAL AMORTIZATION)
Consolidated . . . . . . . . . . . . . . . .        5,626        1,676        1,472        1,271        1,207





















See notes on following pages

First Quarter 2005                                                                                     Page 11
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                  SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)
                                             2005                                        2004
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30   Jun 30 (h)   Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONAL RATIOS
------------------
EBITDA, AS PERCENT
 OF TOTAL MARKET
 CAPITALIZATION
Consolidated . . . . . .                                       6.8%       6.6%       6.6%       8.7%       7.9%

INTEREST COVERAGE
Consolidated . . . . . .                                        3.1        3.3        3.4        4.1        3.9

FIXED CHARGE COVERAGE (g)
Consolidated . . . . . .                                        2.2        2.3        2.3        2.9        2.7

FINANCIAL RATIOS
----------------
DEBT TO TOTAL MARKET
 CAPITALIZATION
Consolidated . . . . . .                                      44.6%      39.7%      37.1%      34.4%      36.2%

DEBT TO TOTAL ASSETS,
 AT COST (before
 depreciation)
Consolidated . . . . . .                                      45.5%      44.4%      41.4%      37.1%      38.6%
















First Quarter 2005                                                                                     Page 12
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

Notes:


  (a) See page 14.

  (b) Represents dividends paid on all common and preferred shares and OP units.

  (c) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and which reflect the Company's interests in unconsolidated partnerships on the equity method.

  (d) All preferred shares are convertible to common shares at the option of the holder.  All preferred shares are redeemable by AMLI starting in 2007.

  (e) Represents Minority Interest on the Company's Consolidated Balance Sheets.

  (f) Includes amortization of deferred and other financing costs, prepayment penalty and interest and amortization attributable to discontinued operations.

  (g) Includes interest expense, principal amortization and preferred dividends.























First Quarter 2005                                                                                     Page 13
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                         FUNDS FROM OPERATIONS
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)
                                          2005                                         2004
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Company's share of
 communities'
 EBITDA (a). . . . . .$ 28,246                              28,246  108,727   28,990   25,729   25,842   28,166

Share of Service
  Companies' EBITDA/
  FFO (b). . . . . . .    (442)                               (442)    (202)     217      (96)    (210)    (113)
Other income . . . . .     201                                 201    1,680      263      224      429      764
Co-investment fee
 income (c). . . . . .     260                                 260    1,824      331      636      424      433
General and
 administrative. . . .  (1,961)                             (1,961)  (7,301)  (2,441)    (871)  (1,793)  (2,196)
Discontinued opera-
 tions - gain on sale
 of bond financing . .   --                                  --       5,400    --       --       5,400    --
Non-cash impairment
 loss. . . . . . . . .   --                                  --        (150)   --        (150)   --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
EARNINGS BEFORE
 INTEREST, TAXES,
 DEPRECIATION
 AND AMORTIZATION
 (EBITDA). . . . . . .  26,304                              26,304  109,978   27,360   25,472   30,092   27,054
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INTEREST EXPENSE (d)
Wholly-owned
 communities and
 portfolio debt. . . .  (8,911)                             (8,911) (31,425)  (8,713)  (7,701)  (7,754)  (7,257)
Prepayment penalty
 and write-off of
 unamortized deferred
 financing costs . . .   --                                  --      (1,121)   --       --      (1,121)   --
Share of partnership
 communities . . . . .  (3,928)                             (3,928) (15,338)  (3,906)  (3,859)  (3,797)  (3,776)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                       (12,839)                            (12,839) (47,884) (12,619) (11,560) (12,672) (11,033)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

First Quarter 2005                                                                                     Page 14
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                             FUNDS FROM OPERATIONS - CONTINUED
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                          2005                                         2004
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
SERVICE COMPANIES
 TAXES AND DEPRECIA-
 TION AND AMORTIZA-
 TION (b)
  Taxes. . . . . . . .     655                                 655    1,782      246      520      522      494
  Depreciation and
   amortization. . . .    (842)                               (842)  (3,230)    (692)    (856)    (845)    (837)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                          (187)                               (187)  (1,448)    (446)    (336)    (323)    (343)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
FUNDS FROM
 OPERATIONS (FF0). . .  13,278                              13,278   60,646   14,295   13,576   17,097   15,678
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
CAPITAL EXPENDITURES
 PAID FROM FFO (e)
Wholly-owned
 communities . . . . .    (979)                               (979)  (5,346)  (1,821)  (1,453)  (1,168)    (904)
Share of partnership
 communities . . . . .    (275)                               (275)    (957)    (240)    (270)    (259)    (188)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        (1,254)                             (1,254)  (6,303)  (2,061)  (1,723)  (1,427)  (1,092)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
ADJUSTED FUNDS FROM
 OPERATIONS (AFFO) . .$ 12,024                              12,024   54,343   12,234   11,853   15,670   14,586
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

Notes:
  (a) See page 40.

  (b) See footnote on page 44.

  (c) See page 43.

  (d) Includes amortization of deferred and other financing costs.

  (e) For details, refer to the Company's Management Discussion and Analysis in the relevant Form 10-K or
      Form 10-Q filed with SEC.


First Quarter 2005                                                                                     Page 15
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                     CONSOLIDATED (a) STATEMENTS OF OPERATIONS
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)
                                          2005                                         2004
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
RENTAL OPERATIONS
Revenue:
 Rental. . . . . . . .$ 34,948                              34,948  117,523   33,203   30,265   28,425   25,630
 Other . . . . . . . .   2,519                               2,519    9,377    2,442    2,544    2,381    2,010
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        37,467                              37,467  126,900   35,645   32,809   30,806   27,640
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Expenses:
 Rental. . . . . . . .  16,366                              16,366   56,060   15,304   15,557   13,887   11,312
 Depreciation. . . . .  11,304                              11,304   36,617   10,312    9,574    8,803    7,928
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        27,670                              27,670   92,677   25,616   25,131   22,690   19,240
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                         9,797                               9,797   34,223   10,029    7,678    8,116    8,400
 Income from
  partnerships (b) . .     378                                 378    3,435      886      616      430    1,503
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Income from rental
 operations. . . . . .  10,175                              10,175   37,658   10,915    8,294    8,546    9,903
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
OTHER INCOME AND
 EXPENSES
 Fee income from
  unconsolidated
  partnerships . . . .     260                                 260    1,824      331      636      424      433
 Other income. . . . .     201                                 201    1,378      263      207      429      479
 Interest and amorti-
  zation of deferred
  financing costs. . .  (8,910)                             (8,910) (30,353)  (8,713)  (7,701)  (7,035)  (6,904)
 Prepayment penalty
  and write-off of
  unamortized deferred
  financing costs. . .   --                                  --      (1,121)   --       --      (1,121)   --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        (8,449)                             (8,449) (28,272)  (8,119)  (6,858)  (7,303)  (5,992)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------




First Quarter 2005                                                                                     Page 16
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                         CONSOLIDATED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                          2005                                         2004
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
SERVICE COMPANIES'
 OPERATIONS
 Total revenue . . . .   5,369                               5,369   46,084    9,052   11,586   11,866   13,580
 Total expenses. . . .  (6,156)                             (6,156) (47,945)  (9,405) (12,123) (12,393) (14,024)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                          (787)                               (787)  (1,861)    (353)    (537)    (527)    (444)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
General and
 administrative. . . .  (1,961)                             (1,961)  (7,301)  (2,441)    (871)  (1,793)  (2,196)
Provision for loss
 on land held for
 development or sale .   --                                  --        (150)   --        (150)   --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INCOME (LOSS) FROM
 CONTINUING OPERA-
 TIONS BEFORE SHARE
 OF GAINS ON SALES
 OF PROPERTIES . . . .  (1,022)                             (1,022)      74        2     (122)  (1,077)   1,271

Share of gains on
 sale of partner-
 ships' properties . .   --                                  --       2,648    --       --       --       2,648
Impairment of an
 investment in a
 partnership . . . . .   --                                  --       --       --       --       --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INCOME (LOSS) FROM
 CONTINUING OPERA-
 TIONS BEFORE
 MINORITY INTEREST . .  (1,022)                             (1,022)   2,722        2     (122)  (1,077)   3,919

Minority interest. . .    (179)                               (179)    (294)    (119)    (129)    (190)     144
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INCOME (LOSS) FROM
 CONTINUING
 OPERATIONS. . . . . .    (843)                               (843)   3,016      121        7     (887)   3,775
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------





First Quarter 2005                                                                                     Page 17
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                         CONSOLIDATED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                          2005                                         2004
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INCOME FROM DISCON-
 TINUED OPERATIONS,
 NET OF MINORITY
 INTEREST
Income from discon-
 tinued operations,
 net of minority
 interest. . . . . . .     316                                 316    6,137      998      909    1,286    2,944
Gain on sale of
 rental communities,
 net of minority
 interest. . . . . . .  22,938                              22,938   48,849       49   11,318   37,482    --
Gain on sale of bond
 financing for a
 community sold,
 net of minority
 interest. . . . . . .   --                                  --       4,423    --       --       4,423    --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        23,254                              23,254   59,409    1,047   12,227   43,191    2,944
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NET INCOME . . . . . .  22,411                              22,411   62,425    1,168   12,234   42,304    6,719
Net income attribu-
 table to preferred
 shares. . . . . . . .   3,038                               3,038   11,542    1,933    1,933    5,744    1,932
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NET INCOME ATTRIBU-
 TABLE TO COMMON
 SHARES. . . . . . . .$ 19,373                              19,373   50,883     (765)  10,301   36,560    4,787
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b) Includes other items of partnership operations such as interest income on invested funds, legal, audit and other costs of partnership administration including asset management fees paid to the Company, compensation received in the form of cash flow preference and share of income in excess of the Company's ownership percentage.

First Quarter 2005                                                                                     Page 18
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                               CONSOLIDATED (a) BALANCE SHEETS
                                                                             (Unaudited, dollars in thousands)

                                             2005                                        2004
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

ASSETS
Rental apartments
 Land. . . . . . . . . .                                 $  177,871    164,422    161,838    143,793    133,298
 Depreciable property. .                                  1,111,791  1,031,546  1,017,150    910,267    840,363
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                          1,289,662  1,195,968  1,178,988  1,054,060    973,661
Less: Accumulated
 depreciation. . . . . .                                   (147,471)  (136,168)  (139,925)  (130,897)  (125,470)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                          1,142,191  1,059,800  1,039,063    923,163    848,191
Rental apartments
 held for sale, net
 of accumulated
 depreciation (b). . . .                                     10,551     60,161      --        14,138     61,893
Rental apartments
 under development . . .                                     17,699     10,331     16,242     13,030      8,396
Land and predevelopment
 costs . . . . . . . . .                                     35,382     33,228     26,480     27,539     27,813

Investments in
 partnerships (c). . . .                                    121,927    124,354    132,787    133,641    140,546

Cash and
 cash equivalents. . . .                                      4,124      5,118      4,038      3,717      6,961
Service Companies'
 other assets. . . . . .                                      8,826      9,375      9,384      9,808     10,216
Other assets and
 deferred costs,
 net (d) . . . . . . . .                                     23,066     21,056     25,107     25,169     31,348
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
    TOTAL ASSETS . . . .                                 $1,363,766  1,323,423  1,253,101  1,150,205  1,135,364
                        ========== ========== ========== ========== ========== ========== ========== ==========





First Quarter 2005                                                                                     Page 19
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                   CONSOLIDATED (a) BALANCE SHEETS - CONTINUED
                                                                             (Unaudited, dollars in thousands)


                                             2005                                        2004
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
LIABILITIES
Debt . . . . . . . . . .                                 $  688,235    653,901    576,477    476,449    496,583
Distributions in
 excess of investments
 in and earnings from
 partnerships. . . . . .                                      6,482      6,368      6,243      6,126      6,022
Accrued expenses and
 other liabilities . . .                                     35,358     42,758     37,970     32,841     30,755
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   TOTAL LIABILITIES . .                                    730,075    703,027    620,690    515,416    533,360
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Mandatorily redeemable
 convertible preferred
 shares. . . . . . . . .                                     96,933     96,933     96,933     96,933     93,247

Minority interest. . . .                                     32,667     31,939     33,650     34,286     32,308

Total shareholders'
 equity. . . . . . . . .                                    504,091    491,524    501,828    503,570    476,449
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   TOTAL LIABILITIES
    AND SHAREHOLDERS'
    EQUITY . . . . . . .                                 $1,363,766  1,323,423  1,253,101  1,150,205  1,135,364
                        ========== ========== ========== ========== ========== ========== ========== ==========

Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.







First Quarter 2005                                                                                     Page 20
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                   CONSOLIDATED (a) BALANCE SHEETS - CONTINUED
                                                                             (Unaudited, dollars in thousands)

                                             2005                                        2004
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

(b) Includes interest
    and other costs
    capitalized in
    consolidation and
    net of accumulated
    depreciation of: . .     --         --         --         --        14,360      --         4,041     23,991
                        ========== ========== ========== ========== ========== ========== ========== ==========

(c) See details in the
    Company's Form 10-K
    or Form 10-Q filed
    with the SEC.

(d) Includes the
    following:
     Deferred financing
      costs, net . . . .                                  $   3,223      3,385      3,161      2,989      5,463
     Deferred development
      costs. . . . . . .                                      1,139        750        801        718      3,556
     Operating receiva-
      bles and prepaid
      expenses . . . . .                                      3,761      3,839      5,785      8,093      9,591
     Deposits and
      restricted cash. .                                      2,184      2,545      3,311      2,546      2,938
     Notes receivable. .                                      3,238      3,238      3,515      2,766      2,766
     Advances to
      affiliates . . . .                                         31        186        827        291        301
     Other . . . . . . .                                      9,490      7,113      7,707      7,766      6,733
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                             --         --         --    $   23,066     21,056     25,107     25,169     31,348
                        ========== ========== ========== ========== ========== ========== ========== ==========






First Quarter 2005                                                                                     Page 21
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                             DEBT AND PREFERRED SHARES SUMMARY
                                                                                                MARCH 31, 2005
                                                                             (Unaudited, dollars in thousands)

CONSOLIDATED DEBT (a)
---------------------
                                                Weighted
                                                Average     Years to
Type of                             Percent     Interest    Maturity                                     Variable
of Indebtedness         Balance     of Total    Rate (b)      (c)      Secured    Unsecured   Fixed(d)     (d)
---------------         --------    --------    --------    --------   --------   ---------   --------   --------
Conventional
  mortgages. . . . . .  $421,135       61.2%        6.2%         4.6    421,135       --       421,135      --
Construction
  financing. . . . . .      --          --          --          --        --          --         --         --
Tax-exempt debt. . . .     9,500        1.4%        3.4%         0.7      --          9,500      --         9,500
Credit facilities (e).   252,000       36.6%        4.1%         2.3      --        252,000    160,000     92,000
Other (f). . . . . . .     5,600        0.8%        2.9%         0.0      --          5,600      --         5,600
                        --------     -------     -------     -------    -------     -------    -------    -------
    Total. . . . . . .  $688,235      100.0%        5.3%         3.6    421,135     267,100    581,135    107,100
                        ========     =======     =======     =======    =======     =======    =======    =======
  Percent of total . .                                                    61.2%       38.8%      84.4%      15.6%
                                                                        =======     =======    =======    =======

DEBT OF CO-INVESTMENT PARTNERSHIPS AT 100%
------------------------------------------
                                                Weighted
                                                Average     Years to
Type of                             Percent     Interest    Maturity
of Indebtedness         Balance     of Total    Rate (b)      (c)      Secured    Unsecured     Fixed    Variable
---------------         --------    --------    --------    --------   --------   ---------   --------   --------
Conventional
  mortgages. . . . . .  $560,578       90.4%        7.0%         5.2    560,578       --       560,578      --
Construction
  financing. . . . . .    59,424        9.6%        5.8%         4.5     59,424       --        30,803     28,621
                        --------     -------     -------     -------    -------     -------    -------    -------
    Total. . . . . . .  $620,002      100.0%        7.0%         5.1    620,002       --       591,381     28,621
                        ========     =======     =======     =======    =======     =======    =======    =======
  Percent of total . .                                                   100.0%        0.0%      95.4%       4.6%
                                                                        =======     =======    =======    =======



See notes on the following page

First Quarter 2005                                                                                     Page 22
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                             DEBT AND PREFERRED SHARES SUMMARY
                                                                                                MARCH 31, 2005
                                                                             (Unaudited, dollars in thousands)

PREFERRED SHARES
----------------
                                                                                                       Current
                                                             Number of         Out-                   Liquidation
                                Date          Original       Shares at       standing     Dividend    Preference
Security                      of Issue         Issue         Issuance         Shares        Rate         (g)
----------------------        ---------       --------       ---------       --------     --------    -----------

Convertible Preferred
  Series B                        (h)         $ 75,000       3,125,000      3,125,000        (i)           76,500

Convertible Preferred
  Series D (j)                 10/31/01         20,000         800,000        800,000        (k)           20,433
                                              --------       ---------      ---------                     -------
Total Preferred Shares                        $ 95,000       3,925,000      3,925,000                      96,933
                                              ========       =========      =========                     =======


Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b) The Weighted Average Interest Rate for variable rate debt reflects (i) the variable rate in effect on the last day of the period (ii) the effective fixed interest rates on swaps and (iii) each financing's respective lender credit spread.

  (c) Years to Maturity reflects the expiration date of the credit enhancements supporting Tax-exempt debt, not the actual maturity dates of the bonds, which are in 2024.










First Quarter 2005                                                                                     Page 23
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                 DEBT AND PREFERRED SHARES SUMMARY - CONTINUED
                                                                                                MARCH 31, 2005
                                                                             (Unaudited, dollars in thousands)



  (d) The following summarizes interest rate limitation and swap contracts associated with the Credit
      Facilities:


                                                                                Fixed Rate,
                                                                                 Excluding
                                                                                  Lender
      Type of                                                    Notional         Credit           Term of
      Contract      Counterparty                                  Amount          Spread          Contract
      --------      ------------                                 --------       -----------    ---------------
      Cap           Commerzbank                                  $ 15,000            4.000%    4/1/04-4/1/09
      Swap          Commerzbank                                    15,000            4.378%    4/1/04-4/1/09
      Swap          PNC Bank, N.A.                                 30,000            4.510%    4/1/04-4/1/09
      Swap          Commerzbank                                    40,000            3.984%    7/1/05-12/20/09
      Swap          PNC Bank, N.A.                                 40,000            3.984%    7/1/05-12/20/09
      Swap          Comerica Bank                                  20,000            3.994%    7/1/05-12/20/09
                                                                 --------
                                                                 $160,000
                                                                 ========

  (e) See note (b) on page 25.

  (f) Demand notes payable by the Company to its managed partnerships.

  (g) Includes quarterly dividends payable in the following month.

  (h) Funded in three installments of $25 million each on 3/9/98, 6/30/98 and 9/30/98.

  (i) The dividend per share is the greater of an annualized (i) $1.84 per share or (ii) the amount payable on the common shares.

  (j) 800,000 preferred shares were issued at $25 per share.  These shares may be converted to 720,721 common shares, reflecting a conversion price of $27.75 per common share.

  (k) The dividend per share is the greater of an annualized (i) $2.1625 per share or (ii) the amount payable on the common shares.


First Quarter 2005                                                                                     Page 24
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                               DEBT MATURITIES
                                                                                                MARCH 31, 2005
                                                                             (Unaudited, dollars in thousands)


CONSOLIDATED DEBT (a)
---------------------

                                                                                                   Wtd. Average
                                                                                                     Interest
                                                                                                     Rate on
                      Scheduled           Due at                             Percent to              Maturing
Year                 Amortization        Maturity           Total              Total                   Debt
----------           ------------       -----------       ---------          ----------            ------------
2005                    $  5,512          36,624             42,136                6.1%                   7.4%
2006                       6,619         194,767            201,386               29.3%                   5.2%
2007                       4,922          75,073             79,995               11.6%                   5.5%
2008                       4,624         121,301(b)         125,925               18.3%                   3.9%
2009                       4,895           --                 4,895                0.7%                   0.0%
2010                       4,749          19,851             24,600                3.6%                   5.0%
2011                       3,002         119,104            122,106               17.7%                   6.6%
2012                       1,713           --                 1,713                0.2%                   0.0%
2013                       1,818           --                 1,818                0.3%                   0.0%
2014                       1,124          64,097             65,221                9.5%                   5.1%
Thereafter                 8,884           9,556(c)          18,440                2.7%                   4.6%
                        --------         -------            -------              ------                  -----
    Total               $ 47,862         640,373            688,235              100.0%                   5.3%
                        ========         =======            =======              ======                  =====
  Percent to Total          7.0%           93.0%             100.0%
                        ========         =======            =======

















First Quarter 2005                                                                                     Page 25
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                   DEBT MATURITIES - CONTINUED
                                                                                                MARCH 31, 2005
                                                                             (Unaudited, dollars in thousands)


DEBT OF CO-INVESTMENT PARTNERSHIPS AT 100%
------------------------------------------

                                                                                                   Wtd. Average
                                                                                                     Interest
                                                                                                     Rate on
                      Scheduled           Due at                             Percent to              Maturing
Year                 Amortization        Maturity           Total              Total                   Debt
----------           ------------       ----------        ---------          -----------           ------------

2005                    $  4,446             1,200            5,646                0.9%                   6.0%
2006                       6,787            87,798           94,585               15.3%                   6.5%
2007                       6,677            66,953           73,630               11.9%                   7.9%
2008                       5,243            82,133           87,376               14.1%                   7.0%
2009                       4,250           134,706          138,956               22.4%                   6.7%
2010                       3,237            29,849           33,086                5.3%                   8.2%
2011                       1,634            77,279           78,913               12.7%                   7.2%
2012                       1,235            17,853           19,088                3.1%                   6.4%
2013                       1,123            59,227           60,350                9.7%                   6.2%
2014                         277            18,968           19,245                3.1%                   5.1%
Thereafter                 8,881               246            9,127                1.5%                   6.8%
                        --------           -------          -------              ------                  -----
    Total               $ 43,790           576,212          620,002              100.0%                   6.9%
                        ========           =======          =======              ======                  =====
  Percent to Total          7.1%             92.9%           100.0%
                        ========           =======          =======

Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b) The Company's primary unsecured line of credit is in the amount of $240,000 and matures in
      May 2006.

  (c) Includes Bonds which mature in 2024. The credit enhancement on $9,500 expires on November 15, 2005.






First Quarter 2005                                                                                     Page 26
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                    SAME STORE COMMUNITIES (a)
                                                                                                 QUARTER ENDED
                                                                             (Unaudited, dollars in thousands)

AVERAGE PHYSICAL OCCUPANCY (b)
------------------------------

                        Percent Change -
                        Current Quarter
                         Compared to
               Apart-   ----------------                  2005                                2004
               ment      Last     Last     ---------------------------------   ---------------------------------
Market         Homes     Year    Quarter   Dec 31   Sep 30   Jun 30   Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
------         ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Dallas          5,837     0.2%     -0.5%                               92.5%    93.0%    92.9%    91.2%    92.3%
Atlanta         4,282     1.3%      0.0%                               95.1%    95.1%    95.0%    94.1%    93.8%
Austin          1,877     1.8%     -1.1%                               93.1%    94.1%    93.9%    91.9%    91.2%
Houston         1,433    -0.8%     -1.6%                               93.3%    94.9%    93.7%    92.4%    94.1%
Indianapolis    2,428     1.1%      0.1%                               93.0%    92.8%    93.5%    92.6%    91.8%
Kansas City     2,600    -2.0%     -1.5%                               90.4%    91.9%    94.4%    93.0%    92.4%
Chicago         3,243     0.7%     -0.2%                               93.7%    93.9%    95.5%    94.6%    93.0%
Denver          1,260    -0.4%     -2.6%                               90.2%    92.8%    92.0%    92.6%    90.5%
               ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Total          22,960     0.3%     -0.7%                               92.9%    93.6%    94.0%    92.8%    92.6%
               ======   ======    ======   ======   ======   ======   ======   ======   ======   ======   ======


















First Quarter 2005                                                                                     Page 27
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                        SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                                 QUARTER ENDED
                                                                             (Unaudited, dollars in thousands)
WEIGHTED AVERAGE COLLECTED REVENUE PER OCCUPIED UNIT (c)
--------------------------------------------------------
                        Percent Change -
                        Current Quarter
                         Compared to
               Apart-   ----------------                  2005                                2004
               ment      Last     Last     ---------------------------------   ---------------------------------
Market         Homes     Year    Quarter   Dec 31   Sep 30   Jun 30   Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
------         ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------
Dallas          5,837    -0.4%     -0.2%                              $  839      840      857      849      842
Atlanta         4,282     0.7%      0.1%                                 877      877      887      880      871
Austin          1,877    -1.3%     -0.4%                                 788      791      805      798      798
Houston         1,433    -1.3%     -1.1%                                 976      987    1,004      995      989
Indianapolis    2,428    -0.6%     -0.5%                                 789      793      799      795      794
Kansas City     2,600     0.2%      0.2%                                 816      814      822      819      814
Chicago         3,243    -1.0%     -0.4%                               1,048    1,052    1,058    1,063    1,058
Denver          1,260    -1.6%      0.0%                                 936      936      958      938      951
               ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------
Total          22,960    -0.5%     -0.2%                              $  877      879      891      886      881
               ======   ======    ======   ======   ======   ======   ======   ======   ======   ======   ======

WEIGHTED AVERAGE COLLECTED RENT PER OCCUPIED UNIT (c)
-----------------------------------------------------

                        Percent Change -
                        Current Quarter
                         Compared to
               Apart-   ----------------                  2005                                2004
               ment      Last     Last     ---------------------------------   ---------------------------------
Market         Homes     Year    Quarter   Dec 31   Sep 30   Jun 30   Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
------         ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Dallas          5,837     0.1%      0.0%                              $  782      782      789      786      782
Atlanta         4,282     1.0%      0.3%                                 813      810      810      807      804
Austin          1,877    -0.7%     -0.1%                                 734      735      736      732      739
Houston         1,433    -0.6%     -0.3%                                 919      922      926      924      925
Indianapolis    2,428     0.1%      0.1%                                 737      736      738      737      736
Kansas City     2,600     0.1%     -0.2%                                 748      749      749      748      747
Chicago         3,243    -0.0%      0.5%                                 981      976      976      978      981
Denver          1,260    -2.3%     -0.4%                                 846      849      867      858      866
               ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------
Total          22,960     0.0%      0.0%                              $  815      815      818      816      816
               ======   ======    ======   ======   ======   ======   ======   ======   ======   ======   ======

First Quarter 2005                                                                                     Page 28
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                        SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                                 QUARTER ENDED
                                                                             (Unaudited, dollars in thousands)



Notes:

  (a) Information shown is Combined, including partnership communities at 100%.

  (b) Represents average daily physical occupancy which includes model units as vacant units.

  (c) Represents amounts collected for rent and other income.



































First Quarter 2005                                                                                     Page 29
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                    SAME STORE COMMUNITIES (a)
                                                                                                 QUARTER ENDED
                                                                             (unaudited, dollars in thousands)

TOTAL REVENUES (b)
------------------
                Percent Change-
                Current Quarter
                Compared to
        Apart-  ---------------                    2005                                     2004
        ment     Last    Last    ---------------------------------------  ---------------------------------------
Market  Homes    Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
------  ------  ------  -------  -------- ------  ------  ------  ------  -------  ------  ------ ------- -------

Dallas   5,837   -0.1%    -0.6%  $ 13,602                         13,602   54,825  13,687  13,938  13,579  13,622
Atlanta  4,282    2.1%     0.1%    10,714                         10,714   42,661  10,705  10,824  10,638  10,494
Austin   1,877    0.7%    -1.6%     4,128                          4,128   16,681   4,195   4,260   4,128   4,098
Houston  1,433   -2.1%    -2.7%     3,920                          3,920   16,035   4,031   4,048   3,952   4,005
Indiana-
 polis   2,428    1.1%    -0.5%     5,339                          5,339   21,439   5,366   5,440   5,350   5,283
Kansas
 City    2,600   -1.9%    -1.5%     5,751                          5,751   23,690   5,839   6,049   5,938   5,865
Chicago  3,243   -0.2%    -0.6%     9,548                          9,548   38,786   9,605   9,824   9,785   9,571
Denver   1,260   -1.9%    -2.9%     3,190                          3,190   13,152   3,285   3,332   3,282   3,253
        ------  ------  -------  -------- ------  ------  ------  ------  -------  ------  ------  ------  ------

Total   22,960    0.0%    -0.9%  $ 56,193                         56,193  227,270  56,713  57,715  56,651  56,190
        ======  ======   ======  ======== ======  ======  ======  ======  =======  ======  ======  ======  ======



















First Quarter 2005                                                                                     Page 30
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                        SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                                 QUARTER ENDED
                                                                             (unaudited, dollars in thousands)


EXPENSES (b)
------------
                Percent Change-
                Current Quarter
                Compared to
        Apart-  ---------------                    2005                                     2004
        ment     Last    Last    ---------------------------------------  ---------------------------------------
Market  Homes    Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
------  ------  ------  -------  -------- ------  ------  ------  ------  -------  ------  ------ ------- -------

Dallas   5,837   10.5%    -0.2%  $  6,231                          6,231   24,965   6,245   6,619   6,461   5,640
Atlanta  4,282    1.9%     1.7%     4,085                          4,085   16,711   4,017   4,196   4,490   4,008
Austin   1,877   15.4%    16.1%     2,168                          2,168    7,730   1,867   1,868   2,116   1,879
Houston  1,433   -0.2%     4.8%     1,726                          1,726    7,133   1,647   1,956   1,801   1,729
Indiana-
 polis   2,428   -1.8%     8.1%     2,167                          2,167    8,565   2,005   2,585   1,768   2,207
Kansas
 City    2,600   -1.0%   -10.3%     2,008                          2,008    8,532   2,238   1,988   2,277   2,029
Chicago  3,243   -0.5%     1.7%     3,861                          3,861   15,974   3,797   4,157   4,139   3,882
Denver   1,260    1.7%    -9.9%     1,027                          1,027    4,688   1,140   1,285   1,253   1,010
        ------  ------  -------  -------- ------  ------  ------  ------   ------  ------  ------  ------  ------

Total   22,960    4.0%     1.4%  $ 23,274                         23,274   94,299  22,956  24,653  24,306  22,384
        ======  ======   ======  ======== ======  ======  ======  ======   ======  ======  ======  ======  ======






















First Quarter 2005                                                                                     Page 31
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                        SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                                 QUARTER ENDED
                                                                             (unaudited, dollars in thousands)

NET OPERATING INCOME (b)
------------------------

                Percent Change-
                Current Quarter
                Compared to
        Apart-  ---------------                    2005                                     2004
        ment     Last    Last    ---------------------------------------  ---------------------------------------
Market  Homes    Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
------  ------  ------  -------  -------- ------  ------  ------  ------  -------  ------  ------ ------- -------

Dallas   5,837   -7.6%    -0.9%  $  7,372                          7,372   29,860   7,442   7,319   7,118   7,982
Atlanta  4,282    2.2%    -0.9%     6,630                          6,629   25,951   6,689   6,628   6,148   6,486
Austin   1,877  -11.7%   -15.8%     1,960                          1,960    8,952   2,328   2,393   2,012   2,219
Houston  1,433   -3.6%    -7.9%     2,194                          2,194    8,902   2,383   2,092   2,151   2,275
Indiana-
 polis   2,428    3.1%    -5.7%     3,171                          3,171   12,874   3,362   2,855   3,581   3,076
Kansas
 City    2,600   -2.4%     3.9%     3,742                          3,742   15,158   3,600   4,061   3,660   3,836
Chicago  3,243    0.0%    -2.1%     5,687                          5,687   22,812   5,808   5,668   5,646   5,689
Denver   1,260   -3.6%     0.8%     2,163                          2,163    8,463   2,144   2,047   2,029   2,242
        ------  ------  -------  -------- ------  ------  ------  ------  -------  ------  ------  ------  ------

Total   22,960   -2.6%    -2.5%  $ 32,919                         32,919  132,971  33,757  33,062  32,346  33,806
        ======  ======   ======  ======== ======  ======  ======  ======  =======  ======  ======  ======  ======



Notes:

  (a) Information shown is Combined, including share of partnership communities at 100%.

  (b) See page 40 for components of same store community revenue, expenses, net operating income and EBITDA.










First Quarter 2005                                                                                     Page 32
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                    SAME STORE COMMUNITIES (a)
                                                                                                 QUARTER ENDED
                                                   (Unaudited, dollars in thousands except per apartment home)

OPERATING EXPENSES
------------------
                Percent Change-
                Current Quarter
                Compared to
                ---------------                    2005                                     2004
                 Last    Last    ---------------------------------------  ---------------------------------------
Expense          Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
-------         ------  -------  -------- ------  ------  ------  ------  -------  ------  ------ ------- -------

Personnel         3.9%    -1.8%  $  5,747                          5,747   23,382   5,852   6,178   5,818   5,534
Advertising
 and promotion    5.6%   -13.7%     1,006                          1,006    4,529   1,165   1,274   1,136     953
Utilities         0.4%   -13.0%     1,535                          1,535    6,656   1,766   1,818   1,543   1,529
Building
 repairs and
 maintenance     34.1%    11.4%     2,973                          2,973   12,221   2,670   3,694   3,639   2,218
Landscaping
 and grounds
 maintenance      5.1%     2.2%       838                            838    4,133     821   1,149   1,365     798
Real estate
 taxes           -2.4%     9.9%     7,516                          7,516   28,737   6,841   7,089   7,109   7,697
Insurance       -20.8%   -19.6%       872                            872    3,985   1,086     700   1,099   1,101
Property
 management
 fees            -1.3%    -1.0%     2,010                          2,010    8,116   2,031   2,067   1,983   2,035
Other            49.7%     7.1%       776                            776    2,540     724     685     613     518
                ------  -------  -------- ------  ------  ------  ------   ------  ------  ------  ------  ------

                  4.0%     1.4%  $ 23,274                         23,274   94,299  22,956  24,653  24,306  22,384
                ======  =======  ======== ======  ======  ======  ======   ======  ======  ======  ======  ======










First Quarter 2005                                                                                     Page 33
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                        SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                                 QUARTER ENDED
                                                   (Unaudited, dollars in thousands except per apartment home)

CAPITAL EXPENDITURES (b)
------------------------
                Percent Change-
                Current Quarter
                Compared to
                ---------------                    2005                                     2004
                 Last    Last    ---------------------------------------  ---------------------------------------
                 Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
                ------  -------  -------- ------  ------  ------  ------  -------  ------  ------  ------  ------
Total            29.7%   -32.0%  $  1,513                          1,513    6,969   2,226   1,929   1,648   1,166
                ======  =======  ======== ====== =======  ======  ======   ======  ======  ======  ======  ======
Per apartment
  home                                 66                             66      304      97      84      72      51
                                 ======== ====== =======  ======  ======   ======  ======  ======  ======  ======


TOTAL OPERATING COST (c)
------------------------

                Percent Change-
                Current Quarter
                Compared to
                ---------------                    2005                                     2004
                 Last    Last    ---------------------------------------  ---------------------------------------
                 Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
                ------  -------  -------- ------  ------  ------  ------  -------  ------  ------  ------  ------
Total             5.3%    -1.6%  $ 24,787                         24,787  101,269  25,182  26,582  25,954  23,550
                ======  =======  ======== ====== =======  ======  ======   ======  ======  ======  ======  ======
Per apartment
  home                              1,080                          1,080    4,411   1,097   1,158   1,130   1,026
                                 ======== ====== =======  ======  ======   ======  ======  ======  ======  ======

Notes:

  (a) Information shown is Combined, including share of partnership communities at 100%.

  (b) See details in the Company's Form 10-K or Form 10-Q filed with the SEC.

  (c) Total operating cost equals the sum of the operating expenses and capital expenditures.


First Quarter 2005                                                                                     Page 34
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                SAME STORE COMMUNITIES
                                                  TOTAL RENTAL REVENUE


The following graphs present same store community monthly total revenue for the first three months of 2005 in black, compared to monthly total revenue for the twelve months of 2004 in gray. Commentary and financial data relate to "Combined" operations, including partnership communities at 100%. Note that occupancy changes are disclosed in absolute terms, and economic data is as of February 2005.


ALL COMMUNITIES
---------------

For the first quarter of 2005 compared to the first quarter of 2004, same community total revenue was flat, while expenses grew 4.0%, producing a net operating income (NOI) decrease of 2.6%. The flat total revenues resulted from a 0.4% increase in rental income and a 5.4% decrease in other income. The increase in rental income was due to a 0.3% increase in occupancy to 92.9% as collected rents were unchanged. Overall, collected rent per occupied unit was down in three of AMLI's eight markets, whereas occupancies were up in five of eight markets. The decrease in other income was primarily attributable to decreases in cable and telephone revenues and leasing-related fees. Much of the increase in operating expenses reflects the fact that expense in last year's first quarter was less than normal, due to the timing of some major repair and maintenance projects. Sequentially, comparing the current quarter to the fourth quarter of 2004, total revenue was down 0.9%, and expenses increased 1.4%, resulting in an NOI decrease of 2.5%. The change in total revenue was caused by a 0.6% decrease in rental income and a 4.9% decrease in other income, reflecting a typical seasonal occurrence. Overall employment in all of AMLI's markets increased during the twelve months ended February 2005.


DALLAS/FT. WORTH
----------------

DALLAS/FT. WORTH same community total revenue, operating expenses and NOI for the first quarter decreased 0.1%, increased 10.5%, and decreased 7.6%, respectively, compared to the same period in 2004. The decrease in total revenue was due to other income decreasing by 6.5% on a year over year basis due to lower telephone revenues, and lower collections in several fee categories. The increase in operating expenses is attributable to the timing of repairs and maintenance noted above. On a sequential basis compared to the prior quarter, total revenue decreased 0.6% due to decreases in occupancy and other income of 0.5% and 2.9%, respectively. However, operating expenses decreased 0.2% resulting in a sequential decrease in NOI of 0.9%. Job growth has improved significantly in the region as the D/FW metroplex added 50,000 jobs in the trailing 12 months ended February 2005. On the other hand, permit activity has increased over the past year as 9,734 permits were issued representing 1.8% of existing stock, up from 7,925 from the previous period, for the year ending February, 2005.















First Quarter 2005                                             Page 35
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                                SAME STORE COMMUNITIES
                                             TOTAL REVENUE - CONTINUED


ATLANTA
-------

ATLANTA same community total revenue and NOI increased 2.1% and 2.2%, respectively, compared to the same quarter a year ago. Expenses increased by 1.9% for the same period. The positive performance in total revenue was the result of a 2.4% increase in rental income, and a 1.5% decrease in other income. The rise in rental income is the result of increases in collected rent per occupied unit and occupancy of 1.0% and 1.3%, respectively. Sequentially, comparing the current quarter to the fourth quarter of 2004, total revenue and expenses increased 0.1% and 1.7%, respectively, leading to a decrease in NOI of 0.9%. The increase in total revenue was the result of a 2.5% decrease in other income, as rental income grew by 0.3%. The increase in rental income was due to a 0.3% increase in collected rent per occupied unit; occupancy was unchanged at 95.1%. The challenge in Atlanta remains absorption of new supply, with 15,956 units permitted for the year ended February 2005, which represents a 37% increase from the same period of a year ago, and a 4.1% increase to the existing apartment stock. An improving employment outlook provides optimism that demand will be able to keep up with the new supply. For the year ended February 2005 employment posted a gain of 21,400 jobs, or a modest 1.0% growth rate compared to net job loss over the past three years.


CHICAGO
-------

CHICAGO same community quarterly NOI for the first quarter of 2005 compared to a year ago was flat on a decrease in total revenue of 0.2%, and a 0.5% decrease in operating expenses. The revenue decrease was the result of a 0.7% increase in rental income and a 12.1% decrease in other income, primarily due to lower cable revenues. The increase in rental income was driven by a 0.7% increase in occupancy to 93.7%, while collected rent per occupied unit remained unchanged. Sequentially, comparing the current quarter to the last quarter of 2004, total revenues were down 0.6%, operating expenses increased 1.7% and NOI decreased 2.1%. Rental income was up 0.3%, while other income was down 12.3%. The change in rental income was due to a 0.2% decrease in occupancy and a 0.5% increase in collected rent per occupied unit. The employment picture continues to improve in Chicago as the metro added 24,600 jobs for the year ended February 2005, which represents a 0.7% growth rate. On the supply side, the Chicago metro issued permits for 9,131 new multi-family units, representing 1.4% of existing apartment stock, for the year ended February
2005, a 16% decrease from the same period of a year ago.   It should again
be noted that in Chicago a significant portion of permits issued are for 'for-sale' housing and will not directly compete with 'for-rent' product. Our market research shows approximately 1,700 institutional grade apartment units currently under construction in the Chicago metropolitan area, a very small number of new units for a market the size of Chicago.
















First Quarter 2005                                             Page 36
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                                SAME STORE COMMUNITIES
                                             TOTAL REVENUE - CONTINUED


AUSTIN
------

AUSTIN same community total revenue, operating expenses and NOI for the first quarter of 2005 increased 0.7%, increased 15.4%, and decreased 11.7%, respectively, compared to the same period in 2004. The increase in total revenue was the result of a 1.8% increase in occupancy. Collected rents per occupied unit decreased by 0.7% over the same period last year. The increase in operating expenses is primarily due to timing variances in repairs and maintenance in 2004. On a sequential basis comparing the current quarter to the fourth quarter of 2004, total revenue decreased by 1.6%, due to decreases in rental income, other income, and occupancy of 1.4%, 4.8%, and 1.1%, respectively. Operating expenses increased by 16.1%, again primarily due to the timing of repairs and maintenance projects, resulting in a decrease in net operating income of the timing of 15.8% from last quarter. Supply and demand fundamentals continue to improve in the region as job growth continues to gain momentum. Approximately 18,700 jobs were added in the previous 12 months ended February 2005, up from a 6,800 job gain during the same period a year ago. Permit activity remains relatively stable as 2,462 permits (1.6% of existing stock) were issued for the same period.


KANSAS CITY
-----------

KANSAS CITY same community total revenue and NOI decreased 1.9% and 2.4%, respectively, for the first quarter of 2005 compared to the first quarter 2004. Expenses in the current quarter compared to last year decreased 1.0%.

Rental income for the first quarter decreased 2.0% versus the same period of a year ago due to a decline in occupancy of 2.0% to 90.4%. Collected rent per occupied unit grew slightly by 0.1%. Other income decreased by 0.9% for the period. On a sequential basis, comparing the current quarter to the last quarter of 2004, total revenue decreased 1.5%, but operating expenses also decreased by 10.3%, leading to a NOI increase of 3.9%.
Rental income decreased 1.8%, resulting from a 1.5% drop in occupancy during the quarter, while collected rent per occupied unit decreased by 0.2%. Other income increased by 2.4% from last quarter. Supply/demand fundamentals in Kansas are continuing to strengthen, as there have been positive trends in both job growth and multi-family permits. For the year ended February 2005 the Kansas City metro area gained 20,000 jobs, a positive 2.1% growth rate, and a marked improvement on the 3,200 jobs lost for the same period of a year ago. In addition, multi-family permits have trended down over the past year. For the year ended February 2005 authorized permits totaled 1,175 units, a 29% decrease over the same period of a year ago, and represents a 0.9% increase to the existing apartment stock.


















First Quarter 2005                                             Page 37
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                                SAME STORE COMMUNITIES
                                             TOTAL REVENUE - CONTINUED


INDIANAPOLIS
------------

INDIANAPOLIS same community total revenue increased 1.1%, expenses decreased 1.8%, and NOI increased 3.1% for the first quarter 2005 versus the same period of a year ago. Rental income on a year over year basis was up 1.7%, as occupancy and collected rent per occupied unit gained 1.1% and 0.1%, respectively, compared to the same period in 2004. Other income experienced a decrease of 7.6% due to lower cable revenues. During the first quarter, traffic and rental activity decreased 8.0% and 23.2%, respectively, versus the same period of last year. Sequentially, total revenue decreased 0.5%, expenses increased 8.1%, and NOI decreased 5.7% from the fourth quarter 2004. The revenue decline was due to a 0.1% increase in rental income, as a result of a 0.1% increase in both occupancy and collected rent per occupied unit, and a decrease in other income of 8.9%. Demand fundamentals in Indianapolis appear to be gaining strength as strong job growth has returned to the metro. The BLS reported job gains of 24,400 for the year ended February 2005, a 2.9% growth rate. On the supply side 2,437 multi-family permits have been authorized over the past year, which is an 18% increase from the same period of a year ago, and represents a 2.0% increase to the existing apartment stock.


HOUSTON
-------

HOUSTON same community total revenue, operating expenses and NOI decreased 2.1%, 0.2%, and 3.6%, respectively, compared to the same period in 2004. Rental income for the first quarter decreased 1.5% due to a decrease in occupancy and collected rent per occupied unit of 0.8% and 0.6%, respectively. On a sequential basis, total revenue decreased 2.7% from the current quarter compared to the previous quarter, due primarily to decreases in occupancy and other income of 1.6% and 13.3%, respectively. Operating expenses increased 4.8%, primarily due to an increase of real estate taxes over last quarter. Houston continues to be faced with challenging supply fundamentals as permit activity remains high with 11,355 permits (2.4% of existing stock) issued for the year ended February 2005. On the demand side, Houston is beginning to show signs of a solid rebound as the economy improves. The market registered an increase of approximately 22,400 jobs for the twelve months ended February 2005.

























First Quarter 2005                                             Page 38
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                                SAME STORE COMMUNITIES
                                             TOTAL REVENUE - CONTINUED


DENVER
------

DENVER same community total revenue decreased by 1.9%, expenses increased by 1.7%, and NOI fell by 3.6% for the quarter, compared to first quarter, 2004. Rental income on a year over year basis fell 2.6%. Collected rent per occupied unit was down 2.3%, and occupancy fell to 90.2%, down 0.4% on a year over year basis. Other income limited the decline in total revenue by growing 5.2% for the quarter on higher fee collection. On a sequential basis, total revenue and expenses decreased, and NOI increased 2.9%, 9.9%, and 0.8%, respectively, from the fourth quarter 2004. The expense decrease versus the prior quarter was primarily due to lower real estate tax expense. Rental income decreased 3.2% from the fourth quarter, as collected rent per occupied unit and occupancy fell by 0.4% and 2.6%, respectively. Other income increased by 0.2% over last quarter. The Denver metro is beginning to see strengthening supply/demand fundamentals as job growth has turned positive and the authorization of multi-family permits has slowed dramatically. For the year ended February 2005, the metro area experienced a gain of 29,700 jobs, a positive 2.6% growth rate, which is in sharp contrast to the 10,000 jobs lost during the same period of one year ago. Additional positive news in Denver has been the decline in multi-family permitting over the past thirty-six months.











































First Quarter 2005                                             Page 39
Supplemental Information             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                             COMPONENTS OF NOI
                                                                                        QUARTER ENDED MARCH 31
                                                                                        (Dollars in thousands)

                                                                                       Partnership Communities
                          Wholly-Owned Communities (a)        Combined at 100%                 at 100%
                          ---------------------------- ---------------------------- ----------------------------
                                              Percent                      Percent                      Percent
                            2005      2004    Change     2005      2004    Change     2005      2004    Change
                          --------  --------  -------- --------  --------  -------- --------  --------  --------
REVENUES
Same store
 communities (b) . . . .    27,237    26,073      4.5%   56,193    56,190      0.0%   28,955    30,117     -3.9%
New communities (c). . .     1,695       735    130.6%    4,304     3,013     42.9%    2,610     2,278     14.6%
Communities under
 development and
 lease-up. . . . . . . .         0         0      0.0%      926         0      0.0%      926         0      0.0%
Acquisition
 communities (d) . . . .     7,821         0      0.0%    7,821         0      0.0%        0         0      0.0%
Communities under
 rehab (e) . . . . . . .       714       832    -14.2%      714       832    -14.2%        0         0      0.0%
Communities sold (f) . .       702     6,906    -89.8%      702     7,277    -90.4%        0       371   -100.0%
                          --------  --------  -------- --------  --------  -------- --------  --------  --------
                            38,169    34,546     10.5%   70,660    67,312      5.0%   32,491    32,766     -0.8%
                          ========  ========  ======== ========  ========  ======== ========  ========  ========
EXPENSES
Same store
 communities (b) . . . .    11,695    10,642      9.9%   23,274    22,384      4.0%   11,579    11,742     -1.4%
New communities (c). . .       889       305    191.6%    2,187     1,513     44.5%    1,298     1,208      7.4%
Communities under
 development and
 lease-up. . . . . . . .        26         0      0.0%      785        60   1212.1%      759        60   1168.1%
Acquisition
 communities (d) . . . .     3,378         0      0.0%    3,378         0      0.0%        0         0      0.0%
Communities under
 rehab (e) . . . . . . .       378       365      3.4%      378       365      3.4%        0         0      0.0%
Communities sold (f) . .       523     2,938    -82.2%      523     3,156    -83.4%        0       218   -100.0%
                          --------  --------  -------- --------  --------  -------- --------  --------  --------
                            16,889    14,250     18.5%   30,525    27,478     11.1%   13,635    13,228      3.1%
                          ========  ========  ======== ========  ========  ======== ========  ========  ========







First Quarter 2005                                                                                     Page 40
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                 COMPONENTS OF NOI - CONTINUED
                                                                                        QUARTER ENDED MARCH 31
                                                                                        (Dollars in thousands)


                          Wholly-Owned Communities (a)        Combined at 100%        Combined at AMLI's Share
                          ---------------------------- ---------------------------- ----------------------------
                                              Percent                      Percent                      Percent
                            2005      2004    Change      2005      2004   Change     2005      2004    Change
                          --------  --------  --------  -------   -------  -------- --------  --------  --------
NET OPERATING INCOME
Same store
 communities (b) . . . .    15,542    15,431      0.7%   32,919    33,806     -2.6%   17,377    18,375     -5.4%
New communities (c). . .       806       430     87.5%    2,117     1,500     41.2%    1,312     1,070     22.6%
Communities under
 development and
 lease-up. . . . . . . .       -26         0      0.0%      141       -60    335.9%      167       -60   -379.8%
Acquisition
 communities (d) . . . .     4,443         0      0.0%    4,443         0      0.0%        0         0      0.0%
Communities under
 rehab (e) . . . . . . .       336       467    -27.9%      336       467    -27.9%        0         0      0.0%
Communities sold (f) . .       179     3,968    -95.5%      179     4,121    -95.7%        0       153   -100.0%
                          --------  --------  --------------- ------------------------------- --------  --------
                            21,280    20,296      4.8%   40,135    39,834      0.8%   18,856    19,538     -3.5%
                          ========  ========  ========                     ======== ========  ========  ========
Less Co-investment
 partners' share . . . .                                -12,286   -12,676
                                                        -------   -------
COMPANY'S SHARE OF
 NOI (g) . . . . . . . .                                 27,849    27,158
Cash flow preference
 and operating promote
 (h) . . . . . . . . . .                                    675     1,066
                                                        -------   -------
                                                         28,524    28,224
Company's share of
  other, net (i) . . . .                                   -278       -58
                                                        -------   -------
COMPANY'S SHARE OF
  COMMUNITIES' EBITDA. .                                 28,246    28,166
                                                        =======   =======

COMPANY'S PERCENTAGE
 OF COMBINED NOI:
Before cash flow
 preferences . . . . . .                                  69.4%     68.2%
Including cash flow
 preferences and other .                                  71.1%     70.9%
                                                        =======   =======


First Quarter 2005                                                                                     Page 41
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                 COMPONENTS OF NOI - CONTINUED
                                                                                        QUARTER ENDED MARCH 31
                                                                                        (Dollars in thousands)




Notes:

  (a) Includes communities that were sold and reported as Discontinued Operations in the
      Company's Statements of Operations.

  (b) Same store communities are communities that have had stabilized operations and were owned by the Company as of January 1, 2004.

  (c) New communities are communities that were developed by the Company and began stabilized operations after January 1, 2004.

  (d) Acquisition communities are communities having stabilized operations that were acquired by the Company after January 1, 2004.

  (e) Communities being rehabbed as of January 1, 2004.

  (f) Reflects operations through the date of sale.

  (g) Company's 100% interest in wholly-owned communities plus the Company's share of partnership communities at AMLI's ownership share.

  (h) The terms of certain partnership agreements provide that the Company is entitled to an additional share of such partnership's NOI in addition to the Company's proportionate ownership percentage.
      See page 43.

  (i) Includes other items of partnership operations such as interest income on invested funds, legal, accounting, audit and other costs of partnership administration, including asset management fees paid to the Company.  See page 43.













First Quarter 2005                                                                                     Page 42
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                    CO-INVESTMENT COMPENSATION
                                                                                                 QUARTER ENDED
                                                                                        (Dollars in thousands)
                                          2005                                         2004
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
FEE INCOME (a)
Acquisition fees (a) .$   --                                  --       --       --       --       --       --
Asset management
 fees (b). . . . . . .     164                                 164      654      164      162      162      166
Disposition fees (c) .    --                                  --       --       --       --       --       --
Development fees (a) .      96                                  96    1,170      167      474      262      267
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                           260                                 260    1,824      331      636      424      433
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
SHARE OF CASH FLOW
 (d)
Promoted interest
 from sale proceeds. .    --                                  --       --       --       --       --       --
Promoted interest
 from operating
 cash flow . . . . . .     252                                 252      829      261      107      207      254
Cash flow pre-
 ferences (e). . . . .     423                                 423    1,809      303      440      254      812
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                           675                                 675    2,638      564      547      461    1,066
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
    TOTAL. . . . . . .$    935                                 935    4,462      895    1,183      885    1,499
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

Notes:

  (a) Acquisition and development fees are shown net of elimination of Company's share.

  (b) Asset management fees are shown at 100%. The Company's share of partnerships' EBITDA on page 40 is reduced by its share of this fee.

  (c) Disposition fees are shown at 100% as reported gains on sale have been reduced for this cost.

  (d) See page 40.

  (e) The Company receives compensation from certain partnerships in the form of a preferential distribution of cash flow.


First Quarter 2005                                                                                     Page 43
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                       SERVICE COMPANIES FINANCIAL INFORMATION
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                                        (Dollars in thousands)

COMBINED CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------
                                          2005                                         2004
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
REVENUE
Property management
 fees (a). . . . . . .$  2,675                               2,675   10,150    2,602    2,646    2,420    2,482
General contractor
 revenue, net (b). . .     221                                 221      693      189      224      136      144
Gross profit -
 corporate homes (c) .     193                                 193      864      139      212      264      249
Other income . . . . .     589                                 589    2,405      883      542      341      639
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                         3,678                               3,678   14,112    3,813    3,624    3,161    3,514
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
OPERATING EXPENSES
Property management. .   3,284                               3,284   10,479    2,797    2,397    2,638    2,647
General contractor . .     297                                 297    2,889      477    1,111      521      780
Corporate homes. . . .     652                                 652    1,099      294      306      255      244
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                         4,233                               4,233   14,467    3,568    3,814    3,414    3,671
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Provision for loss
  on land parcels
  held for sale. . . .   --                                  --       --       --       --       --       --

Share of gain on sale
 of a residential
 community built
 for sale. . . . . . .   --                                  --       --       --       --       --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
EBITDA . . . . . . . .    (555)                               (555)    (355)     245     (190)    (253)    (157)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------







First Quarter 2005                                                                                     Page 44
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                           SERVICE COMPANIES FINANCIAL INFORMATION - CONTINUED
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited

                                                                                        (Dollars in thousands)

COMBINED CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------

                                          2005                                         2004
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

Interest expense . . .    (328)                               (328)  (1,311)    (309)    (322)    (272)    (408)
Depreciation and
 amortization. . . . .    (842)                               (842)  (3,230)    (692)    (856)    (845)    (837)
Taxes. . . . . . . . .     655                                 655    1,782      246      520      522      494
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NET INCOME (LOSS). . .  (1,070)                             (1,070)  (3,114)    (510)    (848)    (848)    (908)

Eliminations,
 interest and
 other . . . . . . . .     441                                 441    1,464      281      416      315      452
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
SHARE OF INCOME (LOSS)
 FROM THE SERVICE
 COMPANIES (d) . . . .$   (629)                               (629)  (1,650)    (229)    (432)    (533)    (456)
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========


Notes:

  (a) Includes a 3% fee from wholly-owned communities.

  (b) General contractor revenues are shown net of construction costs.

  (c) Gross revenues from customers less payments to communities and cost of sales.

  (d) Includes discontinued operations.  The Service Companies' operations on page 16 exclude discontinued operations.







First Quarter 2005                                                                                     Page 45
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                       SERVICE COMPANIES FINANCIAL INFORMATION
                                                                                        (Dollars in thousands)


COMBINED CONDENSED FINANCIAL POSITION
-------------------------------------
                                             2005                                        2004
                          -----------------------------------------   -----------------------------------------
                           Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                          --------   --------   --------   --------   --------   --------   --------   --------
ASSETS
Receivables (a). . . . .                                   $  1,941      2,058      3,040      5,506      6,557
Land held for
 sale and Other (b). . .                                     15,779     13,697     12,247     12,433     12,404
Rental community
 developed and
 held for sale (c) . . .                                     10,376     10,360     10,361      9,676      8,396
Building and
 leasehold improve-
 ments, net (d). . . . .                                      2,038      2,080      2,124      2,208      2,257
Information technology
 costs, net. . . . . . .                                      6,788      7,295      7,260      7,600      7,959
Other (e). . . . . . . .                                      6,514      5,826      6,620      6,066      5,646
                          --------   --------   --------   --------   --------   --------   --------   --------
    Total Assets . . . .                                   $ 43,436     41,316     41,652     43,489     43,219
                          ========   ========   ========   ========   ========   ========   ========   ========
Notes:

(a) Primarily costs
    and fees due from
    affiliates.

(b) Represents land
    parcels as follows:
     Prairie Lakes
      (120 acres in
      Indiana) . . . . .                                   $  7,027      7,006      7,027      7,219      7,192
     Fossil Creek
      (34 acres in
      Texas) . . . . . .                                      5,276      5,220      5,220      5,214      5,212
     Downtown Austin
      Retail . . . . . .                                      3,476      1,471      --         --         --
                          --------   --------   --------   --------   --------   --------   --------   --------
                                                           $ 15,779     13,697     12,247     12,433     12,404
                          ========   ========   ========   ========   ========   ========   ========   ========


First Quarter 2005                                                                                     Page 46
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                           SERVICE COMPANIES FINANCIAL INFORMATION - CONTINUED
                                                                                        (Dollars in thousands)


                                             2005                                        2004
                          -----------------------------------------   -----------------------------------------
                           Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                          --------   --------   --------   --------   --------   --------   --------   --------
(c) Included in rental
    apartments held for
    sale in the con-
    solidated balance
    sheets (page 19).

(d) Corporate office
    building, net of
    depreciation, which
    is included in the
    Service Companies'
    assets in the
    consolidated balance
    sheets (page 19).

(e) Represented by:
     Investments in
      partnerships . . .                                   $    (86)       (45)       (48)        43        215
     Investments in
      real estate. . . .                                        737        737      1,718      1,448      1,448
     Deferred income
      tax. . . . . . . .                                      4,654      3,999      3,762      3,240      2,721
     Unamortized
      goodwill . . . . .                                        668        668        668        668        668
     Other . . . . . . .                                        541        467        520        667        594
                          --------   --------   --------   --------   --------   --------   --------   --------
                                                           $  6,514      5,826      6,620      6,066      5,646
                          ========   ========   ========   ========   ========   ========   ========   ========













First Quarter 2005                                                                                     Page 47
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                        STABILIZED COMMUNITIES
                                                                                                MARCH 31, 2005

                   AMLI's                                           Number Percent              Ave.
                   Owner-                                            of      of    Physical  Collected
                   ship                                             Apart-  Port-  Occupancy  Revenue
                   Percen-                       Year      Year      ment   folio  March 31,  1st Qtr   Components
Market/Community   tage     Location           Acquired  Completed  Homes   (a)      2005      2005       of NOI
----------------   -------  --------           --------- ---------  ------ ------- --------- ---------  ----------
DALLAS/
FT. WORTH, TX
-------------
AMLI:
 at Bishop's Gate  100%     Plano, TX               1997      1997     266             93.6%    1,032   Same Store
 at Breckinridge
  Point             45%     Richardson, TX          2000      1999     440             91.4%      901   Same Store
 at Bryan Place     48%     Dallas, TX              2002      1999     420             94.0%      920   Same Store
 at Deerfield       25%     Plano, TX          Developed      2000     240             89.6%      902   Same Store
 on the Fairway    100%     Coppell, TX             2004      2002     322             94.1%      879  Acquisition
 on Frankford       45%     Dallas, TX              2000      1998     582             92.3%      883   Same Store
 on the Green      100%     Ft. Worth, TX           1994   1990/93     424             89.9%      725   Same Store
 Knox-Henderson    100%     Dallas, TX              2003      1994     180             96.1%    1,061   Same Store
 of North Dallas   100%     Dallas, TX           1989/90   1985/86   1,032             91.3%      679   Same Store
 at Oak Bend       100%     Dallas, TX              1999      1997     426             95.8%      769   Same Store
 on the Parkway     25%     Dallas, TX         Developed      1999     240             90.4%      840   Same Store
 at Prestonwood
  Hills             45%     Dallas, TX              1999      1997     272             89.7%      865   Same Store
 7th Street
  Station          100%     Ft. Worth, TX           2002      2000     189             91.5%    1,025   Same Store
 at Shadow Ridge   100%     Flower Mound, TX        2001      2000     222             93.2%      980   Same Store
 at Stonebridge
  Ranch            100%     McKinney, TX            2001      2001     250             93.2%      759   Same Store
 Upper West Side   100%     Ft. Worth, TX           2002      2001     194             94.3%      969   Same Store
 at Valley Ranch   100%     Irving, TX              1990      1985     460             95.0%      773   Same Store
                                                                    ------  ------    ------   ------
                                                                     6,159   22.1%     92.5%      841
                                                                    ------  ------    ------   ------










First Quarter 2005                                                                                     Page 48
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                                MARCH 31, 2005


                   AMLI's                                           Number Percent              Ave.
                   Owner-                                            of      of    Physical  Collected
                   ship                                             Apart-  Port-  Occupancy  Revenue
                   Percen-                       Year      Year      ment   folio  March 31,  1st Qtr   Components
Market/Community   tage     Location           Acquired  Completed  Homes   (a)      2005      2005       of NOI
----------------   -------  --------           --------- ---------  ------ ------- --------- ---------  ----------

ATLANTA, GA
------------
AMLI:
 at Barrett Lakes   35%     Kennesaw, GA       Developed      1997     446             95.1%      880   Same Store
 at Barrett Walk    25%     Kennesaw, GA       Developed      2002     290             97.2%      867   Same Store
 at Clairmont      100%     Atlanta, GA             1988      1988     288             95.8%      812   Same Store
 at Kedron
  Village           20%     Fayette
                            County, GA         Developed      2002     216             95.8%    1,049   Same Store
 at Killian Creek  100%     Snellville,
                            GA                 Developed      1999     256             94.5%      836   Same Store
 at Lost Mountain   75%     Paulding
                            County, GA         Developed      2000     164             89.0%      779   Same Store
 at McGinnis
   Ferry           100%     Gwinnett                         1999/
                            County, GA              2005      2002     696             91.1%      870  Acquisition
 at Mill Creek      25%     Gwinnett
                            County, GA         Developed      2001     400             91.5%      838   Same Store
 at Milton Park     25%     Alpharetta,
                            GA                 Developed      2003     461             92.8%      946          New
 at Northwinds      35%     Alpharetta,
                            GA                 Developed      1999     800             94.8%      927   Same Store
 at Park Creek     100%     Gainesville,
                            GA                 Developed      1998     200             94.0%      785   Same Store
 at Peachtree
  City              20%     Fayette
                            County, GA         Developed      1998     312             95.8%      906   Same Store
 at River Park      40%     Norcross, GA       Developed      1997     222             91.0%      917   Same Store
 at Vinings        100%     Smyrna, GA           1992/97      1985     360             94.7%      810   Same Store
 at West Paces     100%     Atlanta, GA             1993      1992     337             73.0%      911        Rehab
 at Windward Park   45%     Alpharetta,
                            GA                      1999      1999     328             93.3%      913   Same Store
                                                                    ------  ------    ------   ------
                                                                     5,776   20.7%     92.5%      884
                                                                    ------  ------    ------   ------





First Quarter 2005                                                                                     Page 49
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                                MARCH 31, 2005


                   AMLI's                                           Number Percent              Ave.
                   Owner-                                            of      of    Physical  Collected
                   ship                                             Apart-  Port-  Occupancy  Revenue
                   Percen-                       Year      Year      ment   folio  March 31,  1st Qtr   Components
Market/Community   tage     Location           Acquired  Completed  Homes   (a)      2005      2005       of NOI
----------------   -------  --------           --------- ---------  ------ ------- --------- ---------  ----------

CHICAGO, IL
-----------
AMLI:
 at Canterfield    100%     West Dundee, IL         2004      2001     352             89.8%    1,311  Acquisition
 at Chevy Chase     33%     Buffalo Grove,
                            IL                      1996      1988     592             93.8%    1,045   Same Store
 at Danada Farms   100%     Wheaton, IL             1997   1989/91     600             93.3%    1,027   Same Store
 at Fox Valley      25%     Aurora, IL         Developed      1998     272             94.9%      995   Same Store
 at Kirkland
  Crossing         100%     Aurora, IL              2004      2004     266             88.7%    1,163  Acquisition
 at Oakhurst
  North            100%     Aurora, IL         Developed      2000     464             95.5%    1,029   Same Store
 at Osprey Lake     69%     Gurnee, IL              2001   1997/99     483             91.7%    1,038   Same Store
 at Poplar Creek   100%     Schaumburg, IL          1997      1985     196             96.9%    1,051   Same Store
 at River Run      100%     Naperville, IL          2004      2003     206             86.9%    1,373  Acquisition
 at St. Charles     25%     St. Charles,
                            IL                 Developed      2000     400             95.5%    1,126   Same Store
 at Windbrooke      15%     Buffalo Grove,
                            IL                      1995      1987     236             95.3%    1,086   Same Store
                                                                    ------  ------    ------   ------
                                                                     4,067   14.6%     93.1%    1,094
                                                                    ------  ------    ------   ------

AUSTIN, TX
----------
AMLI:
 at Lantana Hills  100%     Austin, TX              2005      2002     264             89.0%      751  Acquisition
 at Lantana Ridge  100%     Austin, TX              1997      1997     354             92.1%      833   Same Store
 at Monterery
  Oaks              25%     Austin, TX         Developed      2000     430             90.9%      858   Same Store
 at Scofield
  Ridge             45%     Austin, TX              2000      2000     487             90.1%      754   Same Store
 at Stone Hollow   100%     Austin, TX              2000      1997     606             97.5%      740   Same Store
 at Walnut Creek   100%     Austin, TX         Developed      2004     460             82.0%      832   New
                                                                    ------  ------    ------   ------
                                                                     2,601    9.3%     90.7%      792
                                                                    ------  ------    ------   ------



First Quarter 2005                                                                                     Page 50
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                                MARCH 31, 2005


                   AMLI's                                           Number Percent              Ave.
                   Owner-                                            of      of    Physical  Collected
                   ship                                             Apart-  Port-  Occupancy  Revenue
                   Percen-                       Year      Year      ment   folio  March 31,  1st Qtr   Components
Market/Community   tage     Location           Acquired  Completed  Homes   (a)      2005      2005       of NOI
----------------   -------  --------           --------- ---------  ------ ------- --------- ---------  ----------

KANSAS CITY, KS
---------------
AMLI:
 at Cambridge
  Square            30%     Overland Park,
                            KS                 Developed      2002     408             89.2%      873   Same Store
 Creekside         100%     Overland Park,
                            KS                 Developed      2000     224             92.9%      785   Same Store
 at Lexington
  Farms            100%     Overland Park,
                            KS                      1998      1998     404             92.1%      787   Same Store
 at Regents
  Center           100%     Overland Park,
                            KS                      1994   1991/95
                                                               /97     424             92.5%      775   Same Store
 at Regents Crest  100%     Overland Park,
                            KS                      1997 1997/2000     476             91.6%      778   Same Store
 at Summit Ridge    25%     Lees Summit,
                            KS                 Developed      2001     432             95.4%      844   Same Store
 at Wynnewood
  Farms            100%     Overland Park,
                            KS                 Developed      2000     232             90.1%      894   Same Store
                                                                                                        (b)
                                                                    ------  ------    ------   ------
                                                                     2,600    9.3%     92.1%      816
                                                                    ------  ------    ------   ------














First Quarter 2005                                                                                     Page 51
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                                MARCH 31, 2005


                   AMLI's                                           Number Percent              Ave.
                   Owner-                                            of      of    Physical  Collected
                   ship                                             Apart-  Port-  Occupancy  Revenue
                   Percen-                       Year      Year      ment   folio  March 31,  1st Qtr   Components
Market/Community   tage     Location           Acquired  Completed  Homes   (a)      2005      2005       of NOI
----------------   -------  --------           --------- ---------  ------ ------- --------- ---------  ----------

INDIANAPOLIS, IN
----------------
AMLI:
 Carmel Center     100%     Carmel, IN         Developed      2004     322             95.3%      918          New
 at Castle Creek   100%     Indianapolis,
                            IN                 Developed      2000     276             92.8%      898   Same Store
 at Conner Farms   100%     Fishers, IN             1997      1993     300             91.3%      863   Same Store
 at Eagle Creek    100%     Indianapolis,
                            IN                      1998      1998     240             92.1%      835   Same Store
 at Lake Clear-    100%     Indianapolis,
  water                     IN                 Developed      1999     216             93.5%      928   Same Store
                                                                                                        (b)
 at Riverbend      100%     Indianapolis,
                            IN                   1992/93   1983/85     996             92.7%      676   Same Store
 on Spring Mill    100%     Carmel, IN              1999      1999     400             92.5%      836   Same Store
                                                                    ------  ------    ------   ------
                                                                     2,750    9.9%     92.8%      804
                                                                    ------  ------    ------   ------
HOUSTON, TX
-----------
AMLI:
 on Eldridge
  Parkway          100%     Houston, TX             2004   1998/99     668             93.1%      779  Acquisition
 at Kings
  Harbor            25%     Houston, TX        Developed      2001     300             92.0%      862   Same Store
 at the Medical
  Center           100%     Houston, TX             2001      2000     334             89.5%      950   Same Store
 Midtown            45%     Houston, TX             2000      1998     419             93.8%    1,040   Same Store
 Towne Square       45%     Houston, TX             2000      1999     380             92.4%    1,019   Same Store
                                                                    ------  ------    ------   ------
                                                                     2,101    7.5%     92.4%      913
                                                                    ------  ------    ------   ------







First Quarter 2005                                                                                     Page 52
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                                MARCH 31, 2005


                   AMLI's                                           Number Percent              Ave.
                   Owner-                                            of      of    Physical  Collected
                   ship                                             Apart-  Port-  Occupancy  Revenue
                   Percen-                       Year      Year      ment   folio  March 31,  1st Qtr   Components
Market/Community   tage     Location           Acquired  Completed  Homes   (a)      2005      2005       of NOI
----------------   -------  --------           --------- ---------  ------ ------- --------- ---------  ----------

DENVER, CO
----------
AMLI:
 at Gateway Park   100%     Denver, CO              2000      2000     328             89.9%      843   Same Store
 at Lowry Estates   50%     Denver, CO              2000      2000     414             89.1%      960   Same Store
 at Park Meadows    25%     Littleton, CO           2002      2001     518             88.0%      975   Same Store
 at Westcliff      100%     Westminster, CO         2004      2003     372             88.4%      905  Acquisition
                                                                    ------  ------    ------   ------
                                                                     1,632    5.8%     88.8%      929
                                                                    ------  ------    ------   ------

SOUTHEAST
FLORIDA
---------
AMLI
 at Ibis           100%     West Palm
                            Beach, FL               2004      2001     234    0.8%     95.7%    1,091  Acquisition
                                                                    ------  ------    ------   ------

TOTAL                                                               27,920    100%     92.2%   $  889
                                                                    ======  ======    ======   ======

Note:

     (a)  Based on number of apartment homes.

     (b)  These communities were acquired from partnerships and are "Same Store" with respect to information provided on pages 27, 30, 33 and 40.









First Quarter 2005                                                                                     Page 53
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                           DEVELOPMENT SUMMARY
                                                                                                MARCH 31, 2005
                                                                                        (Dollars in thousands)

                                           Number
                                  Percen-   of      Con-             Antici-  Antici- Number of
                                  tage of  Apart-   struc-           pated    pated   Apartment  Percent   Percent
                                  Owner-   ment     tion     First   Comple-  Stabil-   Homes    Complete  Leased
Market/Community   Submarket      ship     Homes   Started Occupancy tion     ization Delivered    (a)       (b)
----------------   ---------      -------  ------  ------- --------- -------  ------- ---------  --------  -------

COMMUNITIES UNDER DEVELOPMENT

DALLAS, TX
----------

AMLI at
 La Villita        Irving, TX        100%     360    3Q/04     2Q/05   4Q/05    1Q/07        27       69%      18%

AUSTIN, TX
----------

AMLI
 Downtown (c)      Austin, TX         30%     220    2Q/02     1Q/04   3Q/04    3Q/05       220       99%      85%

CHICAGO, IL
-----------

AMLI:
 at Museum
   Gardens         Vernon Hills, IL   25%     294    2Q/03     3Q/04   2Q/05    1Q/06       213       95%      26%
                                            -----                                         -----
    Total                                     874                                           460
                                            =====                                         =====













First Quarter 2005                                                                                     Page 54
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                               DEVELOPMENT SUMMARY - CONTINUED
                                                                                                MARCH 31, 2005
                                                                                        (Dollars in thousands)


                                           Number
                                  Percen-   of      Con-             Antici-  Antici- Number of
                                  tage of  Apart-   struc-           pated    pated   Apartment  Percent   Percent
                                  Owner-   ment     tion     First   Comple-  Stabil-   Homes    Complete  Leased
Market/Community   Submarket      ship     Homes   Started Occupancy tion     ization Delivered    (a)       (b)
----------------   ---------      -------  ------  ------- --------- -------  ------- ---------  --------  -------

COMMUNITIES COMPLETED AND IN LEASE-UP

CHICAGO, IL
-----------
AMLI at
Seven Bridges      Woodridge, IL      20%     520    3Q/01     3Q/02   4Q/03    3Q/05       520      100%      98%
                                              ===                                          ====



Notes:

     (a)  Represents costs to date divided by Total Development Costs.

     (b)  Represents number of leased apartments (not necessarily occupied) divided by the total Number of
          Apartment Homes.

     (c)  The development of this community is substantially complete except for the tenant improvements in the retail component.

















First Quarter 2005                                                                                     Page 55
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                           DEVELOPMENT SUMMARY
                                                                                                MARCH 31, 2005
                                                                                        (Dollars in thousands)
                                            At 100%                              Company's Share
                                  ----------------------------  ------------------------------------------------
                                                                                                         Equity
                         Percen-   Total     Total               Total     Total                        Required
                         tage of  Develop-   Capit-             Develop-   Capit-                         to
                         Owner-    ment      alized   Cost To    ment      alized   Cost To    Total    Complete
Market/Community         ship     Costs(a)  To Date   Complete  Costs(a)  To Date   Complete   Equity     (b)
----------------        --------  --------  --------  --------  --------  --------  --------  --------  --------
COMMUNITIES UNDER DEVELOPMENT

DALLAS, TX
----------
AMLI at La Villita          100%  $ 25,575    17,699     8,038    25,575    17,699     8,038    25,575     8,038

AUSTIN, TX
----------
AMLI Downtown (c)            30%    50,920    45,499     1,118    15,276    13,650       335     6,000     --

CHICAGO, IL
-----------
AMLI at
Museum Gardens
(c)(d)                       25%    61,571    58,398     3,014    15,393    14,600       754     5,819     --
                                  --------  --------  --------  --------  --------  --------  --------  --------
                                   138,066   121,596    12,170    56,244    45,949     9,127    37,394     8,038
                                  --------  --------  --------  --------  --------  --------  --------  --------

COMMUNITIES COMPLETED AND IN LEASE-UP

CHICAGO, IL
-----------
AMLI at
Seven Bridges (c)            20%    83,000    79,923     --       16,600    15,985     --        6,440     --
                                  --------  --------  --------  --------  --------  --------  --------  --------

                                  $221,066   201,519    12,170    72,844    61,934     9,127    43,834     8,038
                                  ========  ========  ========  ========  ========  ========  ========  ========







First Quarter 2005                                                                                     Page 56
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                               DEVELOPMENT SUMMARY - CONTINUED
                                                                                                MARCH 31, 2005




Notes:

  (a) Includes costs of initial lease-up, some of which are being expensed.

  (b) Net of (future) mortgage proceeds and joint venture partner contributions.

  (c) These communities are subject to debt.  All other communities are unencumbered.

  (d) Of the total development costs, $1,300 is anticipated to be funded from net operating income from the community during the lease-up period.
































First Quarter 2005                                                                                     Page 57
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                     LAND HELD FOR DEVELOPMENT OR SALE
                                                        MARCH 31, 2005



                                                            Number of
                                                            Apartment
Market/Community                 Submarket                    Homes
----------------                 ---------                  ---------

ATLANTA, GA
-----------
AMLI at:
 Perimeter Gardens (a)           Dunwoody                        247
 Barrett Lakes III               Kennesaw                        180


AUSTIN, TX
----------
AMLI at:
 Anderson Mill
   Phase I (a)                   Northwest Austin                288
 Anderson Mill
   Phase II                      Northwest Austin                225


FORT WORTH, TX
--------------
AMLI at
 Fossil Lake (owned by
   the Service Companies)        North Forth Worth               300


HOUSTON, TX
-----------
AMLI at
 Champions II                    Northwest Houston               288


KANSAS CITY, KS
---------------
AMLI at:
 Clear Creek I (a)               Overland Park                   288
 Clear Creek II                  Overland Park                   104


INDIANAPOLIS, IN
----------------
AMLI at
 Prairie Lakes (120 acres
   held for sale by the
   Service Companies)            Noblesville                     N/A
                                                              ------

    Total                                                      1,920
                                                              ======




Note:

  (a) In active development planning in anticipation of start of construction in 2005.





First Quarter 2005                                             Page 58
Supplemental Information             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                           ACQUISITION AND DISPOSITION SUMMARY
                                                 QUARTER ENDED MARCH 31, 2005 AND YEAR ENDED DECEMBER 31, 2004
                                                                                        (Dollars in thousands)


                                                                Partner-
                                                                ship of
                                                                Ownership    Date      Number of   Purchase
                                                                Acquired    Acquired   Apartment   or Sale
Community                           Market                      or Sold     or Sold      Homes      Price
--------------------                --------------------       ----------  ----------  ---------   ---------

COMMUNITIES ACQUIRED (a)
------------------------

AMLI:
 at Lantana Hills                   Austin, TX                       100%   1/21/2005        264    $ 24,150
 at McGinnis Ferry                  Gwinnett County, GA              100%   2/24/2005        696      64,736
                                                                                        --------    --------
    Total 2005 (a)                                                                           960      88,886
                                                                                        --------    --------

AMLI:
 at Lake Clearwater                 Indianapolis, IN                  75%  11/15/2004        216      14,700
 at Wynnewood Farms                 Overland Park, KS                 75%  11/15/2004        232      16,699
 at Kirkland Crossing               Aurora, IL                       100%  10/20/2004        266      39,100
 at River Run                       Naperville, IL                   100%   9/14/2004        206      31,500
 at Canterfield                     West Dundee, IL                  100%   9/14/2004        352      55,350
 at Westcliff                       Westminster, CO                  100%   8/18/2004        372      43,500
 on the Fairway                     Dallas, TX                       100%   4/30/2004        322      23,405
 on Eldridge Parkway                Houston, TX                      100%   4/15/2004        668      48,000
 at Ibis                            West Palm Beach FL               100%   4/15/2004        234      24,675
 on Timberglen                      Dallas, TX                        60%    1/5/2004        260       6,263
                                                                                        --------    --------
    Total 2004                                                                             3,128     303,192
                                                                                        --------    --------

                                                                                           4,088    $392,078
                                                                                        ========    ========








First Quarter 2005                                                                                     Page 59
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                               ACQUISITION AND DISPOSITION SUMMARY - CONTINUED
                                                 QUARTER ENDED MARCH 31, 2005 AND YEAR ENDED DECEMBER 31, 2004
                                                                                        (Dollars in thousands)



                                                                Partner-
                                                                ship of
                                                                Ownership    Date      Number of   Purchase
                                                                Acquired    Acquired   Apartment   or Sale
Community                           Market                      or Sold     or Sold      Homes      Price
--------------------                --------------------       ----------  ----------  ---------   ---------

COMMUNITIES SOLD (b)
--------------------

AMLI:
 at Chase Oaks                      Plano, TX                        100%   1/12/2005        250    $ 15,300
 at Bent Tree                       Dallas, TX                       100%    2/3/2005        500      39,215
 at Great Hills                     Austin, TX                       100%    2/3/2005        344      20,500
                                                                                        --------    --------
    Total 2005 (b)                                                                         1,094      75,015
                                                                                        --------    --------

AMLI:
 at Towne Creek                     Gainesville, GA                  100%   9/13/2004        150       7,900
 at Nantucket                       Dallas, TX                       100%   8/17/2004        312      13,365
 at Timberglen                      Dallas, TX                       100%   8/17/2004        260      12,285
 at Verandah                        Dallas, TX                       100%   5/17/2004        538      28,300
 at Spring Creek                    Atlanta, GA                      100%   4/14/2004      1,180      80,820
 at Wells Branch                    Austin, TX                        25%   1/21/2004        576      38,400
                                                                                        --------    --------
    Total 2004                                                                             3,016     181,070
                                                                                        --------    --------

                                                                                           4,110    $256,085
                                                                                        ========    ========


Notes:

  (a)  The aggregate amount of NOI included in the current year from these communities at AMLI's share is $646.

  (b)  The aggregate amount of NOI included in the current year from these communities at AMLI's share is $179.




First Quarter 2005                                                                                     Page 60
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                           NON-GAAP FINANCIAL MEASURES
                                                        MARCH 31, 2005


This Quarterly Supplemental Information contains certain non-GAAP ("Generally Accepted Accounting Principles") information that is generally provided by most publicly-traded residential REITs and that we believe may be of interest and use to the investment community. Reconciliations of all non-GAAP financial measures to GAAP financial measures are included at the end of this Supplemental Operating and Financial Data.


DEFINITIONS OF NON-GAAP FINANCIAL MEASURES


NOI AND EBITDA
--------------

Except where indicated, community revenue, community expenses, net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA") are computed based on various line items included in our consolidated statements of income prepared in accordance with GAAP. Where indicated, this information is presented on a basis that includes AMLI's proportionate share of the non-GAAP financial measures of its co-investment partnerships.

NOI from one community is the community revenue less the community expenses for that property. NOI for all communities is the community revenue from all communities less the community expenses for all communities.

EBITDA is NOI (including AMLI's proportionate share of the NOI of its co-investment partnerships) plus all fees and interest income and income from the Service Companies and gains or losses from sales or valuation of land and other income, less general and administrative expenses.


COMMUNITY REVENUE
-----------------

COMMUNITY REVENUE comprises that portion of total revenue collected or due from leases at AMLI's rental communities and includes any such amounts as may be reported as discontinued operations.


COMMUNITY EXPENSES
------------------

COMMUNITY EXPENSES comprise that portion of total expenses that exclude losses from sales or valuation of land, expenses of the Service Companies, general and administrative expense, and interest, taxes, depreciation and amortization. Community operating expenses include amounts reported as personnel, advertising and promotion, utilities, building repairs and maintenance and services, landscaping and grounds maintenance, real estate taxes, insurance, property management, and other operating expenses, and such of these amounts as may be included in discontinued operations.














First Quarter 2005                                             Page 61
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL               NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                        MARCH 31, 2005



DEFINITIONS OF NON-GAAP FINANCIAL MEASURES -  CONTINUED


FUNDS FROM OPERATIONS ("FFO")
-----------------------------

FUNDS FROM OPERATIONS is EBITDA less interest expense (including AMLI's proportionate share of interest expense of its co-investment partnerships and amortization of deferred financing expense) and any income taxes.

FFO is defined as net income (computed in accordance with GAAP), excluding gains (losses) from sales of depreciable operating communities, plus depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates.

Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. FFO does not represent cash flows from operations, as defined by GAAP; is not indicative that cash flows are adequate to fund all cash needs; is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or the Company's cash flows or liquidity as defined by GAAP. FFO is widely accepted in measuring the performance of equity REITs.

FFO PER SHARE is FFO divided by the fully-diluted number of Operating Partnership Units outstanding. FFO is always presented on a fully-diluted basis only.


ADJUSTED FUNDS FROM OPERATIONS ("AFFO")
---------------------------------------

ADJUSTED FUNDS FROM OPERATIONS is FFO less expenditures capitalized (excluding expenditures capitalized relating to the development of new property, the acquisition of additional property, or the rehab of existing property); AFFO includes AMLI's proportionate share of such expenditures capitalized by its co-investment partnerships.

AFFO PER SHARE is AFFO divided by the fully-diluted number of Operating Partnership Units outstanding. AFFO per share is always presented on a fully-diluted basis only.


SAME STORE COMMUNITIES
----------------------

SAME STORE COMMUNITY INFORMATION includes only such portions of community revenue, expenses, NOI or EBITDA as are generated from AMLI's same community universe, which changes each January 1 as communities with one full year of stabilized operations as of that date are added, and which may change quarterly thereafter as any components of the same community universe are sold or contributed to co-investment partnerships.










First Quarter 2005                                             Page 62
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                                                                   NON-GAAP FINANCIAL MEASURES
                                                                                                 QUARTER ENDED
                                                                                        (Dollars in thousands)
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND FFO AND AFFO
--------------------------------------------------
                                                                              2005
                                                  ----------------------------------------------------------
                                                     Year       Dec 31      Sep 30      Jun 30      Mar 31
                                                  ----------  ----------  ----------  ----------  ----------
NET INCOME . . . . . . . . . . . . . . . . . . .  $   22,411                                          22,411
Income from discontinued operations,
 net of minority interest. . . . . . . . . . . .        (316)                                           (316)
Gains on sales of rental communities,
 net of minority interest. . . . . . . . . . . .     (22,938)                                        (22,938)
Gain on sale of bond financing for a
 community sold, net of minority interest. . . .       --                                              --
Minority interest. . . . . . . . . . . . . . . .        (179)                                           (179)
                                                  ----------  ----------  ----------  ----------  ----------
Income (loss) from continuing operations
 before minority interest. . . . . . . . . . . .      (1,022)                                         (1,022)
Income from discontinued operations
 before minority interest. . . . . . . . . . . .         336                                             336
Discontinued operations - gain on sale
 of bond financing . . . . . . . . . . . . . . .       --                                              --
Depreciation (a) . . . . . . . . . . . . . . . .      11,304                                          11,304
Share of co-investment partnerships'
 depreciation. . . . . . . . . . . . . . . . . .       2,660                                           2,660
Share of gains on sales of operating
 communities . . . . . . . . . . . . . . . . . .       --                                              --
                                                  ----------  ----------  ----------  ----------  ----------
FFO. . . . . . . . . . . . . . . . . . . . . . .      13,278                                          13,278

Capital expenditures paid from FFO . . . . . . .        (979)                                           (979)
Share of co-investment partnerships'
 capital expenditures. . . . . . . . . . . . . .        (275)                                           (275)
                                                  ----------  ----------  ----------  ----------  ----------
AFFO . . . . . . . . . . . . . . . . . . . . . .  $   12,024                                          12,024
                                                  ==========  ==========  ==========  ==========  ==========
Weighted average shares and units
 including dilutive shares . . . . . . . . . . .  31,201,655                                      31,201,655
                                                  ==========  ==========  ==========  ==========  ==========
(a) Includes amounts included in
    discontinued operations. . . . . . . . . . .  $    --                                              --
                                                  ==========  ==========  ==========  ==========  ==========


First Quarter 2005                                                                                     Page 63
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                                 QUARTER ENDED
                                                                                        (Dollars in thousands)
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND FFO AND AFFO
--------------------------------------------------
                                                                              2004
                                                  ----------------------------------------------------------
                                                     Year       Dec 31      Sep 30      Jun 30      Mar 31
                                                  ----------  ----------  ----------  ----------  ----------

NET INCOME . . . . . . . . . . . . . . . . . . .  $   62,425       1,168      12,234      42,304       6,719
Income from discontinued operations,
 net of minority interest. . . . . . . . . . . .      (6,137)       (998)       (909)     (1,286)     (2,944)
Gains on sales of rental communities,
 net of minority interest. . . . . . . . . . . .     (48,849)        (49)    (11,318)    (37,482)      --
Gain on sale of bond financing for a
 community sold, net of minority interest. . . .      (4,423)      --          --         (4,423)      --
Minority interest. . . . . . . . . . . . . . . .        (294)       (119)       (129)       (190)        144
                                                  ----------  ----------  ----------  ----------  ----------
Income (loss) from continuing operations
 before minority interest. . . . . . . . . . . .       2,722           2        (122)     (1,077)      3,919
Income from discontinued operations
 before minority interest. . . . . . . . . . . .       6,583       1,063         970       1,374       3,176
Discontinued operations - gain on sale
 of bond financing . . . . . . . . . . . . . . .       4,723       --          --          4,723       --
Depreciation (a) . . . . . . . . . . . . . . . .      38,768      10,602      10,057       9,468       8,641
Share of co-investment partnerships'
 depreciation. . . . . . . . . . . . . . . . . .      10,498       2,628       2,671       2,609       2,590
Share of gains on sales of operating
 communities . . . . . . . . . . . . . . . . . .      (2,648)      --          --          --         (2,648)
                                                  ----------  ----------  ----------  ----------  ----------
FFO. . . . . . . . . . . . . . . . . . . . . . .      60,646      14,295      13,576      17,097      15,678

Capital expenditures paid from FFO . . . . . . .      (5,346)     (1,821)     (1,453)     (1,168)       (904)
Share of co-investment partnerships'
 capital expenditures. . . . . . . . . . . . . .        (957)       (240)       (270)       (259)       (188)
                                                  ----------  ----------  ----------  ----------  ----------
AFFO . . . . . . . . . . . . . . . . . . . . . .  $   54,343      12,234      11,853      15,670      14,586
                                                  ==========  ==========  ==========  ==========  ==========
Weighted average shares and units
 including dilutive shares . . . . . . . . . . .  30,355,430  31,255,140  31,168,376  31,026,552  27,918,813
                                                  ==========  ==========  ==========  ==========  ==========
(a) Includes amounts included in
    discontinued operations. . . . . . . . . . .       2,151         290         483         665         713
                                                  ==========  ==========  ==========  ==========  ==========

First Quarter 2005                                                                                     Page 64
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                   NON-GAAP FINANCIAL MEASURES
                                                                                                 QUARTER ENDED
                                                                                        (Dollars in thousands)
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND CONSOLIDATED NOI
------------------------------------------------------

                                          2005                                         2004
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

NET INCOME . . . . . .$ 22,411                              22,411   62,425    1,168   12,234   42,304    6,719
Minority interest. . .    (179)                               (179)    (294)    (119)    (129)    (190)     144
Income from discon-
 tinued operations,
 net of minority
 interest. . . . . . .    (316)                               (316)  (6,137)    (998)    (909)  (1,286)  (2,944)
Gains on sales of
 rental communities,
 net of minority
 interest. . . . . . . (22,938)                            (22,938) (48,849)     (49) (11,318) (37,482)   --
Gain on sale of bond
 financing for a
 community sold,
 net of minority
 interest. . . . . . .   --                                  --      (4,423)   --       --      (4,423)   --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

INCOME (LOSS) FROM
 CONTINUING OPERA-
 TIONS BEFORE
 MINORITY INTEREST . .  (1,022)                             (1,022)   2,722        2     (122)  (1,077)   3,919
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------












First Quarter 2005                                                                                     Page 65
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                        (Dollars in thousands)
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND CONSOLIDATED NOI
------------------------------------------------------

                                          2005                                         2004
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Income from
 partnerships. . . . .    (378)                               (378)  (3,435)    (886)    (616)    (430)  (1,503)
Interest and
 amortization
 of deferred
 financing costs . . .   8,910                               8,910   30,353    8,713    7,701    7,035    6,904
Prepayment penalty
 and write-off of
 unamortized
 deferred financing
 costs . . . . . . . .   --                                  --       1,121    --       --       1,121    --
Depreciation . . . . .  11,304                              11,304   36,617   10,312    9,574    8,803    7,928
Fee income from
 unconsolidated
 partnerships. . . . .    (260)                               (260)  (1,824)    (331)    (636)    (424)    (433)
Other income . . . . .    (201)                               (201)  (1,378)    (263)    (207)    (429)    (479)
Service Companies'
 operations. . . . . .     787                                 787    1,861      353      537      527      444
General and
 administrative. . . .   1,961                               1,961    7,301    2,441      871    1,793    2,196
Provision for loss
 on land held for
 development or sale .   --                                  --         150    --         150    --       --
Share of gains on
 sales of partnerships'
 properties. . . . . .   --                                  --      (2,648)   --       --       --      (2,648)
Impairment of an
 investment in a
 partnership . . . . .   --                                  --       --       --       --       --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NOI FROM CONTINUING
 OPERATIONS. . . . . .  21,101                              21,101   70,840   20,341   17,252   16,919   16,328

NOI FROM DISCONTINUED
 OPERATIONS. . . . . .     179                                 179    8,616    1,229    1,331    2,087    3,969
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
CONSOLIDATED NOI . . .$ 21,280                              21,280   79,456   21,570   18,583   19,006   20,297
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

First Quarter 2005                                                                                     Page 66
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                        (Dollars in thousands)
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND CONSOLIDATED NOI
------------------------------------------------------

                                          2005                                         2004
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

COMPONENTS OF NOI
Same store
 communities . . . . .$ 14,828                              14,828   46,733   11,789   11,417   11,281   12,246
Acquired from/
 contributed to
 partnerships. . . . .     714                                 714   17,521    4,622    4,385    4,291    4,223
New communities. . . .     806                                 806    1,696      598      202      466      430
Development and/
 or lease-up
 communities . . . . .     (26)                                (26)     574      298      197       79    --
Acquisition
 communities . . . . .   4,443                               4,443    7,602    3,897    1,867    1,592      246
Communities under
 rehab . . . . . . . .     336                                 336    1,590      344      372      407      467
Communities sold . . .     179                                 179    3,740       22      143      890    2,685
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

Total. . . . . . . . .$ 21,280                              21,280   79,456   21,570   18,583   19,006   20,297
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

















First Quarter 2005                                                                                     Page 67
Supplemental Information                                                     AMLI Residential Properties Trust
